Registration Nos. 2
-
30771
811
-
01764

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
N-4

REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 73	☒
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 74	☒

AMERICAN FIDELITY SEPARATE ACCOUNT A
(FORMERLY AMERICAN FIDELITY VARIABLE ANNUITY FUND A)
(Exact Name of Registrant)

AMERICAN FIDELITY ASSURANCE COMPANY
(Name of Depositor)

9000 CAMERON PARKWAY, OKLAHOMA CITY, OKLAHOMA	73114
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, Including Area Code	405.523.2000

Christopher T. Kenney	Jennifer Wheeler
Senior Vice President and	Vice President and Senior Counsel
General Counsel	American Fidelity Assurance Company
American Fidelity Assurance Company	9000 Cameron Parkway
9000 Cameron Parkway	Oklahoma City, Oklahoma 73114
Oklahoma City, Oklahoma 73114
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:	As soon as practicable after effectiveness of the Registration Statement

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2024 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485
☐	on May 1, 2024 pursuant to paragraph (a) (1) of Rule 485
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:	Group variable annuity contracts

AF
PR1ME
GROWTH
®
Variable Annuity
from
May 1, 2024

AF
PR1ME GROWTH
®

Variable Annuity
issued by
American Fidelity Separate Account A
and
American Fidelity Assurance Company
PROSPECTUS
May 1, 2024
American Fidelity Separate Account A (“Separate Account A” or the “Registrant”) is offering the
AF
PR1ME GROWTH
®
Variable Annuity. The
AF
PR1ME

GROWTH
®
Variable Annuity is issued by American Fidelity Assurance Company in the form of group contracts between American Fidelity Assurance Company and the employer for use in qualified retirement plans or an individual using the contract to fund an Individual Retirement Annuity.
The assets of Separate Account A will be invested solely in Vanguard
®
Variable Insurance Fund Total Stock Market Index Portfolio* (“Vanguard
®
VIF Total Stock Market Index Portfolio”), which seeks to track the performance of a benchmark index that measures the investment return of the overall U.S. stock market.
This prospectus contains important information about the
AF
PR1ME GROWTH
®
Variable Annuity and Separate Account A that a prospective investor should know before investing.
If you are a new investor in the policy, you may cancel your AF
PR1ME GROWTH
®
Variable Annuity within 30 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total policy value, whichever is greater. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus may only be used to offer the contract where the contract may be lawfully sold. The contract and certain features described in the contract may only be available in certain states. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at
Investor.gov
.

*	Vanguard is a trademark of The Vanguard Group, Inc.

iii

GLOSSARY OF TERMS
Some of the terms used in this prospectus are technical. To help you understand these terms, we have defined them below.
Account value
: The value of a participant’s account during the accumulation phase.
Accumulation phase
: The period of time between when a participant elects to participate in the plan and ending when a participant begins receiving annuity payments. Until a participant begins receiving annuity payments, the participant’s annuity is in the accumulation phase.
Accumulation unit
: The unit of measurement used to keep track of the value of a participant’s interest in a sub-account
during the accumulation phase or period.
Annuitant
: The person on whose life annuity payments are based.
Annuity
: A series of installment payments either for a fixed period or for the life of the annuitant, or for the joint lifetime of the annuitant and another person.
Annuity date
: The date annuity payments begin.
Annuity options
: The
pay-out
methods available during the annuity phase.
Annuity payments
: Regular income payments received from the policy during the annuity phase.
Annuity phase
: The period during which we make annuity payments.
Annuity unit
: The unit of measure we use to calculate annuity payments during the annuity phase.
Contract
: The master group contract between American Fidelity Assurance Company and a contract owner.
Contract owner
: The entity to which a contract is issued, which is normally the employer of participants or an organization representing an employer.
Participant
: A person for whom an interest is maintained under a group variable annuity policy, generally an employee.
Participant account
: The account maintained for each participant reflecting the accumulation units credited.
Policy:
The
AF
PR1ME GROWTH
®
Variable Annuity.
Portfolio Company:
The Vanguard
®
Variable Insurance Fund (“VIF”) Total Stock Market Index Portfolio.
Purchase payment
: Money invested in the contract by or on behalf of a participant and allocated to a participant’s account.
Separate Account
: The separate account is called American Fidelity Separate Account A, which is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.
We, Us, Our
: American Fidelity Assurance Company, the insurance company offering the contract or policy.
You, Your
: A participant in the contract, generally an employee.

iv

v

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

	FEES AND EXPENSES	CROSS-REFERENCE(S)
Charges for Early Withdrawals.	You may withdraw money at any time during the accumulation phase. No fees are charged for withdrawals.	Surrenders and Withdrawals

You may be charged a fee for other transactions such as purchase payments. There is a one-time
	Certificate Fee of $15.00 that will be deducted from your first purchase payment. There is a per payment administrative charge of $0.50. The following describes the Participant Transaction Expenses (as a percentage of purchase payments):	Fee Table; Charges

Transaction Charges.
•  Sales Charge – 3.00%*

•  Administrative Expense – 0.25%

•  Minimum Death Benefit Expense – 0.75%**

•  Deferred Sales Load – None

•  Surrender Fees – None

*   Waived for purchase payments of $2,000 or more.
**   Not applicable after age 65.

Ongoing Fees and Expenses (annual charges).	The table below describes the fees and expenses that you may pay each year . Please refer to your policy schedule for information about the specific fees you will pay.			Fee Table; Charges
	Annual Fee	Minimum	Maximum
	Base Contract (as a percentage of account value - only one contract class available)	0.96025%	0.96025%
	Investment options (Portfolio Company fees and expenses as a percentage of net asset value-only one investment option available)	0.13%	0.13%

To help you understand the cost of owning your policy, the following table shows the lowest and highest cost you could pay each year
, based on current charges. The estimate assumes that you do not take withdrawals from the policy
.

1

Lowest Annual Cost: $1,350	Highest Annual Cost: $1,350
Assumes: • Investment of $100,000 • 5% annual appreciation • Minimum Portfolio Company fees and expenses • No sales charges • No additional purchase payments, transfers or withdrawals	Assumes: • Investment of $100,000 • 5% annual appreciation • Maximum Portfolio Company fees and expenses • No sales charges • No additional purchase payments, transfers or withdrawals

	RISKS	CROSS-REFERENCE(S)
Risk of Loss.	You can lose money by investing in the policy.	Principal Risks of Investing in the Policy

Not a Short-Term Investment.	A policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. It is designed for individuals seeking long-term investments, generally for retirement or other long-term purposes.	Principal Risks of Investing in the Policy

Risks Associated with Investment Options.	An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment option(s) available under the policy (e.g., Portfolio Companies), if more than one investment option is made available in the future. Each investment option(s) (including any fixed account investment option) will have its own unique risks, and you should review the investment option(s) before making an investment decision.	Principal Risks of Investing in the Policy

Insurance Company Risks.	An investment in the policy is subject to the risks related to American Fidelity Assurance Company, including that any obligations (including under any fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of American Fidelity Assurance Company. More information about American Fidelity Assurance Company, including financial strength ratings, is available by sending an email request to
va.help@americanfidelity.com.
Principal Risks of Investing in the Policy

2

	RESTRICTIONS	CROSS-REFERENCE(S)

Investments.	Money invested in the policy is invested exclusively in the Vanguard
®
VIF Total Stock Market Index Portfolio, which is currently the only investment option. We cannot guarantee that Vanguard
®
	VIF Total Stock Market Index Portfolio will always be available for our variable annuity products. If it should not be available, we will try to replace it with a comparable fund. We reserve the right to substitute Portfolio Companies as investment options.	General Description of the Registrant, Depositor and Portfolio Company -Substitution

Optional Benefits.	N/A	N/A

	TAXES	CROSS-REFERENCE(S)

Tax Implications.	You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the policy, and there is no additional tax benefit to you if the policy is purchased through a tax-qualified
plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.
Taxes

	CONFLICTS OF INTEREST	CROSS-REFERENCE(S)

Investment Professional Compensation.
The policy is sold exclusively through investment professionals who are representatives of American Fidelity Assurance Company’s affiliated broker dealer and who are compensated for selling the policy to investors with a base salary and a commission. These investment professionals may have a financial incentive to offer the policy over another investment.
-Underwriter

Exchanges.
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own, and you should only exchange your policy if you determine, after comparing other features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing policy.
-Underwriter

3

OVERVIEW OF THE POLICY
In this summary, we discuss some of the important features of the group variable annuity contract. You should read the entire prospectus for more detailed information about your account and Separate Account A.
The
AF
PR1ME GROWTH
®
Variable Annuity is a contract between (1) an employer, who is the contract owner on behalf of its participants, or an individual using the contract to fund an Individual Retirement Annuity, and (2) American Fidelity Assurance Company, which is the insurance company. Money invested in the
AF
PR1ME GROWTH
®

Variable Annuity is invested in the Vanguard
®
VIF Total Stock Market Index Portfolio. The
AF
PR1ME GROWTH
®
Variable Annuity is designed for individuals seeking long-term investments, generally for retirement or other long-term purposes. You should not become a participant in the
AF
PR1ME GROWTH
®
Variable Annuity if you are looking for a short-term investment or if you cannot afford to lose some or all of your investment. Your policy includes a basic death benefit that will pay your designated beneficiaries the contract value at the time of your death.
Like all deferred annuities, the annuity contract has two phases: the accumulation phase and the annuity phase. During the accumulation phase, you invest money in your annuity, and your earnings accumulate on a tax-deferred
basis. You can withdraw money from your participant account during the accumulation phase, but federal income tax and penalties may apply. A qualified plan already provides tax-deferral;
therefore, there should be other reasons for purchasing the policy pursuant to a qualified plan aside from the tax-deferral
feature.
The annuity phase begins when you start receiving regular payments under the annuity income options from your participant account. If you annuitize, you will receive a stream of income payments, however, you will be unable to make withdrawals and death benefits will terminate. Among other factors, the amount of the payments you may receive during the annuity phase will depend on the amount of money you invest in your participant account during the accumulation phase and on the investment performance of the Vanguard
®
VIF Total Stock Market Index Portfolio.
The money you invest in your
AF
PR1ME GROWTH
®

Variable Annuity is used to purchase, at net asset value, shares of Vanguard
®
VIF Total Stock Market Index Portfolio.
Additional information about the Vanguard
®
VIF Total Stock Market Index Portfolio is available in the Appendix
(see “
Appendix: Portfolio Company Available Under the Contract
”). Generally, the premium deposits you make are excludable from your gross income, and earnings are not taxed until you make a withdrawal. If you withdraw any money before you are 59
1
⁄
2
, you may be charged a federal tax penalty on the taxable amounts withdrawn. In most cases, the penalty is 10% on the taxable amounts. All payments during the annuity period are taxable.
FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering your policy or making withdrawals from your policy. Please refer to your policy for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time you buy your policy or make a purchase payment, or surrender or make withdrawals from your policy. State premium taxes may also be deducted.
Transaction Expenses
(as a percentage of purchase payments unless otherwise noted)

Sales Charge	3.00	%*
Administrative Expense	0.25%
Minimum Death Benefit Expense	0.75	%**
Per Payment Administrative Charge	$0.50
One-time Contract Certificate Fee	$15.00

*	Waived for purchase payments of $2,000 or more.
**	Not applicable after age 65.

4

The next table describes the fees and expenses that you will pay each year during the time that you own the policy (not including the Portfolio Company fees and expenses).
Annual Contract Expenses

	Current Fee	Maximum Fee
Base Contract Expenses (as a percentage of average account value)	0.96025%	0.96025%
The next item shows the minimum and maximum total operating expenses charged by Vanguard
®
VIF Total Stock Market Index Portfolio that you pay periodically during the time that you own the policy. Additional information about the Vanguard
®
VIF Total Stock Market Index Portfolio’s annual expenses may be found at the back of this document
(see Appendix: Portfolio Company Available Under the Contract).
Annual Portfolio Company Expenses

Annual Portfolio Company Expense	MINIMUM	MAXIMUM
(expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.13%	0.13%
Example
This example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual contract expenses and Annual Portfolio Company Expenses.
The example also assumes that (i) you invest $100,000 in the policy for the time periods indicated, (ii) your investment has a 5% return each year, and (iii) the maximum fees and expenses of the Portfolio Company apply. Although your actual costs may be higher or lower, based on these assumptions, the example shows the costs you would pay. Because no surrender fees or deferred sales load charges apply, the expenses below show the amount you would pay regardless of whether you surrender your policy at the end of each time period or do not surrender your policy or if you annuitize.

1 Year	3 Years	5 Years	10 Years
$5,082	$7,340	$9,776	$16,738
PRINCIPAL RISKS OF INVESTING IN THE POLICY
Risk of Loss. You can lose money by investing in the policy.
Not a Short-Term Investment. The policy is not a short-term investment and is not appropriate for you if you need ready access to cash. It is intended for retirement and long-term savings. Withdrawals may be subject to tax penalties or other unfavorable treatment (see “Taxes” below).
Risks Associated with Investment Options. Investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of Vanguard
®
VIF Total Stock Market Index Portfolio. You should review the Vanguard
®
VIF Total Stock Market Index Portfolio before making an investment decision.
Insurance Company Risk. Investment in the policy is subject to the risks related to the Depositor, American Fidelity Assurance Company, including that any obligations (including under any fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of American Fidelity Assurance Company.

5

GENERAL DESCRIPTION OF THE REGISTRANT, DEPOSITOR AND PORTFOLIO COMPANY
American Fidelity Assurance Company
American Fidelity Assurance Company is an Oklahoma stock life insurance company incorporated under the laws of the State of Oklahoma in 1960. Its principal executive offices are located at 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114. American Fidelity Assurance Company is licensed to conduct life, annuity and accident and health insurance business in 49 states, the District of Columbia, Guam and American Samoa.
American Fidelity Assurance Company has been a wholly owned subsidiary of American Fidelity Corporation since 1974. The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership. William M. Cameron and Lynda L. Cameron each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership, through their respective trusts. The address of both American Fidelity Corporation and Cameron Enterprises A Limited Partnership, is 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.
Separate Account A
American Fidelity Assurance Company’s board of directors adopted a resolution on May 7, 1968 to establish Separate Account A as a separate account under Oklahoma insurance law. The inception date of Separate Account A was January 1, 1970 under the name American Fidelity Variable Annuity Fund A. It was organized as an open-end
diversified management investment company with its own portfolio of securities. On January 1, 1999, Separate Account A became a unit investment trust. Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.
The assets of Separate Account A are held in American Fidelity Assurance Company’s name on behalf of Separate Account A and legally belong to American Fidelity Assurance Company. Under Oklahoma law, however, the assets of Separate Account A may not be charged with liabilities arising out of any other business activities of American Fidelity Assurance Company. All income, gains and losses, realized or unrealized, are credited to or charged against Separate Account A contracts without regard to other income, gains and losses of American Fidelity Assurance Company. All income, gains, and losses credited to, or charged against, Separate Account A reflect Separate Account A’s own investment experience and not the investment experience of American Fidelity Assurance Company’s other assets. American Fidelity Assurance Company is obligated to pay all benefits and make all payments under the
AF
PR1ME GROWTH
®

Variable Annuity.
Vanguard
®
VIF Total Stock Market Index Portfolio
Separate Account A invests exclusively in the Vanguard
®
VIF Total Stock Market Index Portfolio. Information about the Vanguard
®
VIF Total Stock Market Index Portfolio, including its type of fund, investment advisor and any sub-advisor,
current expenses and performance, is available in the Appendix (see “
Appendix: Portfolio Company Available Under the Contract
”).
More detailed information about the Vanguard
®
VIF Total Stock Market Index Portfolio can be found in the Vanguard Summary Prospectus. which may be amended from time to time and can be found online at
https://americanfidelity.com/support/annuities/p-3
. You may obtain a full prospectus, statement of additional information and other information about the Vanguard
®
VIF Total Stock Market Index Portfolio free of charge by contacting our Annuity Services Department. Call us at 1.800.662.1113 x8840 or
e-mail
us at va.help@americanfidelity.com.

You should read the Vanguard Summary Prospectus carefully before investing.
Voting Rights
American Fidelity Assurance Company is the legal owner of the Vanguard
®
VIF Total Stock Market Index Portfolio shares allocated to Separate Account A. However, we believe that when Vanguard
®
VIF Total Stock Market Index Portfolio solicits proxies in conjunction with a shareholder vote, we are required to obtain instructions from participants as to how to vote those shares. When we receive these instructions, we will vote all of the shares we own for the benefit of Separate Account A in proportion to those instructions. This type of voting may allow a small number of participants to control the outcome of the vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

6

CHARGES
Charges and other expenses associated with the
AF
PR1ME GROWTH
®

Variable Annuity

will reduce your investment return. These charges and expenses are explained below.

Sales Charge	We deduct a 3% sales charge from each purchase payment to recover our distribution expenses. The sales charge will be waived for lump sum or purchase payments of $2,000 or more.

Insurance Charges Administrative Expenses
We deduct 0.25% of each purchase payment we receive to recover administrative expenses, including, but not limited to, salaries, printing, legal, actuarial and accounting fees.

We also charge an additional $0.50 administrative charge against each purchase payment (for the processing of each purchase payment received for each plan participant) and a one-time
certificate issuance fee of $15 (which is applied toward the expense of setting up each new administrative record).

Minimum Death Benefit	A deduction of 0.75% of each purchase payment is made to cover our costs associated with the minimum death payment. This deduction is not applicable after you reach age 65.

Mortality and Expense Risk	We assume the risk that participants will live longer than we expect and that we will not have enough money to pay all of the annuity payments we are obligated to pay. We receive 0.96025% on an annual basis (0.0026308% for each one-day
valuation period) of average account value for mortality and expense risks assumed. Of this amount, 0.85% is for mortality risks and 0.11025% is for expense risks.

Taxes Premium Taxes	Some states and other governmental entities, such as municipalities, charge premium or similar taxes. We are responsible for paying these taxes and will deduct the amount of taxes paid on your behalf from the value of your participant account. Some taxes are due when premium deposits are made; others are due when annuity payments begin. Currently, we pay any premium taxes when they become payable to the states. Premium taxes generally range from 0% to 3.5%, depending on the state.

Income Taxes	We may deduct from each contract any income taxes which the separate account may incur.

Portfolio Expenses	Deductions are taken from, and expenses paid out of, the assets of Vanguard
®
VIF Total Stock Market Index Portfolio. Because Separate Account A purchases shares of Vanguard
®
VIF Total Stock Market Index Portfolio, the net assets of Separate Account A will reflect the total annual Portfolio Company operating expenses deducted from Vanguard
®
VIF Total Stock Market Index Portfolio assets. You should read the Vanguard
®
VIF Total Stock Market Index Portfolio Summary Prospectus for information about such deductions.

7

THE AF
PR1ME GROWTH
®
VARIABLE ANNUITY
About the Contract
The
AF
PR1ME GROWTH
®

Variable Annuity

is a group annuity. A group annuity is a contract between (1) an employer, who is the contract owner on behalf of its participants, or an individual using the contract to fund an Individual Retirement Annuity, and (2) an insurance company (in this case, American Fidelity Assurance Company), where the insurance company promises to pay the participant or someone else you choose an income in the form of annuity payments beginning on a date chosen. The person upon whose life the policy is based is called the annuitant, even if that person is you. If the annuitant dies during the accumulation phase, American Fidelity Assurance Company will pay a death benefit to your beneficiary.
We may change the
AF
PR1ME GROWTH
®

Variable Annuity

at any time if required by state or federal laws. After a contract has been in force for three years, we may change any term of the contract except that benefits already earned by participants cannot be decreased and guaranteed monthly life incomes cannot be decreased. We will notify contract owners of any change at least 90 calendar days before a change will take effect.
Substitution
We cannot guarantee that Vanguard
®
VIF Total Stock Market Index Portfolio will always be available for our variable annuity products. If it should not be available, we will try to replace it with a comparable fund. We reserve the right to substitute Portfolio Companies. A substitution of shares attributable to the contracts will not be made without prior notice to contract owners and participants and the prior approval of the SEC in conformity with the Investment Company Act of 1940.
Naming a Beneficiary
A beneficiary is the person or entity that you name to receive the benefit of your policy upon the death of the annuitant. You name the beneficiary or beneficiaries at the time you become a participant in the contract, but you may change beneficiaries at a later date. If the beneficiary and the annuitant die at the same time, we will assume that the beneficiary died first for purposes of paying any death benefits.
You can change the beneficiary of your policy at any time during the annuitant’s life, unless you name the person as an irrevocable beneficiary. The interest of an irrevocable beneficiary cannot be changed without his or her written consent.
To change your beneficiary, you need to send a request on a form we accept to our home office. The change will go into effect when signed, subject to any payments we make or actions we take before we record the change. A change cancels all prior beneficiaries, except any irrevocable beneficiaries. The interest of the beneficiary will be subject to any annuity option in effect at the time of the annuitant’s death.
Frequent Purchases and Withdrawals
Market timing policies are designed to address the excessive short-term trading of investment company shares by a policy owner or policy owners that may be harmful to the remaining policy owners. Although market timing is generally not illegal, we are aware that successful market timers may, in some circumstances, make profits at the expense of passive participants who engage in various long-term or passive investment strategies. At this time, Separate Account A offers a single investment option, so it does not create the same opportunities for market timing that separate accounts offering multiple investment options create. However, in order to minimize any opportunity for market timing activities which may be achieved by withdrawing funds and reinvesting in Separate Account A, we have adopted the following specific policies:

•
We deduct a sales charge, an administrative charge and a minimum death benefit charge from each purchase payment we receive. While not designed specifically to discourage market timing activities these expenses have a tendency to discourage them.

•
After full redemption and cancellation of a participant’s account, no further purchase payments may be made on behalf of the participant. In addition, if the value of any participant account falls below $1,000 as the immediate result of a withdrawal, that participant’s account may be terminated at our option.

•	We do not accept telephone transactions.

8

•
We have adopted a policy requiring our personnel to maintain a record of all orders received between 2:45 p.m. and 3:00 p.m. Central Time. This record is reviewed monthly and any suspicious patterns are reported and subjected to additional review.

If Separate Account A offers more than one investment option in the future, we may adopt additional policies to limit the possibility of market timing that might be accomplished by switching back and forth between investment options.
PURCHASING ACCUMULATION UNITS
Purchase Payments
In order to keep track of the value of your account during the accumulation phase, we use a measurement called an accumulation unit. Each time you invest money with us, you are making a purchase payment. Every purchase payment you make increases the number of accumulation units in your participant account. You may make purchase payments at any time during the accumulation phase. Your first purchase payment must be at least $20, and after that, each purchase payment must be at least $10. You may increase, decrease or change the frequency of your purchase payments at any time. We reserve the right to reject any application or purchase payment.
Once we receive your initial purchase payment and application, we will issue you a certificate evidencing your participation in the annuity contract. A one-time
$15 certificate fee will be deducted from your first purchase payment. We will invest your net first purchase payment (after deducting Participant Transaction Expenses of 4% (or 1% if purchase payment is $2,000 or more) to cover sales, administrative and minimum death benefit charges, and $0.50 per purchase payment, plus, with respect to the first purchase payment, a one-time
$15 certificate fee) within two business days of receiving it. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete the initial application process within five business days, we will either send your money back to you or get your permission to keep it until we get all of the necessary information. After your initial purchase payment, we will credit all subsequent purchase payments to your participant account using the accumulation unit value next determined after receipt. If we receive a purchase payment by 3:00 p.m., Central Time, we will apply same-day
pricing to determine the number of accumulation units to credit to your account.
Accumulation Units
The value of your participant account will go up or down depending upon the investment performance of Vanguard
®
VIF Total Stock Market Index Portfolio and the expenses of, and deductions charged by, Separate Account A. The value of your participant account is based on the number of accumulation units in your account and the value of the accumulation units.
We calculate the value of an accumulation unit after the New York Stock Exchange closes on each day that both the New York Stock Exchange and American Fidelity Assurance Company are open, and then credit your participant account accordingly. We determine the value of an accumulation unit by dividing the total value of net assets by the number of the outstanding accumulation units. The value of an accumulation unit may go up or down from day to day.
The value of your account at any time before you begin receiving annuity payments is determined by multiplying the total number of accumulation units credited to your account by the current accumulation unit value. When you make a purchase payment, we credit your participant account with accumulation units. The number of accumulation units credited is determined by dividing the amount of the net purchase payment (after deducting the Participant Transaction Expenses described above and, with respect to the first purchase payment, a one-time
$15 certificate fee) by the value of the accumulation unit.
Example
The following example illustrates how we calculate the number of accumulation units that should be credited to a participant account when purchase payments are made after the participant’s initial purchase payment.* On Thursday, we receive an additional purchase payment of $100 from you. At 3:00 p.m., Central Time, on that Thursday, we determine that the value of an accumulation unit is $44.19. We deduct the applicable Participant Transaction Expenses (described above) and then divide $95.50 by $44.19 and credit your participant account on Thursday night with 2.16 accumulation units.

9

Each participant is advised semi-annually of the number of accumulation units credited to his or her account, the current accumulation unit value, and the total value of the account.

*	A $15 certificate fee also will be deducted from the first purchase payment.
Underwriter
American Fidelity Securities, Inc., a wholly owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies. The principal business address of American Fidelity Securities, Inc. is 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.
The policies are sold exclusively through financial professionals who are registered representatives of the underwriter. American Fidelity Securities, Inc.’s registered representatives are paid a base salary to serve American Fidelity Assurance Company’s existing customers and solicit new customers. They also receive a commission based on American Fidelity Assurance Company annuity policies that they sell and premium increases. This creates the conflict in that if they do not sell new policies or obtain premium increases, they do not get paid a commission.
RECEIVING PAYMENTS FROM THE ANNUITY
Annuity Date
Upon investing in the
AF
PR1ME GROWTH
®

Variable Annuity, you may select an annuity date, which is the month and year that you will begin receiving regular monthly income payments from the annuity. You may select your desired annuity date at any time after your initial investment and you may change the annuity date; however, you must notify us of your desired annuity date at least 30 calendar days before you want to begin receiving annuity payments. The annuity date may not be later than the earliest to occur of the distribution date required by federal law, the contract owner’s tax qualified plan or, if applicable, state law.
Selecting an Annuity Option
On your annuity date, we will begin making annuity payments in accordance with one of our annuity options. If the value of your participant account is at least $5,000, you may choose from our various annuity options. You must designate the annuity option you prefer at least 30 calendar days before your annuity date. If you do not choose an annuity option, we will make annuity payments to you in accordance with Option 2 below. If the value of your account is less than $1,000, we reserve the right to pay you the entire amount of your participant account in one lump sum on your annuity date.
Annuity Payments
Although we reserve the right to change the frequency of the payments, annuity payments are paid in monthly installments unless you elect to receive them quarterly, semi-annually or annually. Electing to receive payments less frequently will increase the individual payment amount. However, the amount of the quarterly, semi-annual or annual installments will be actuarially equivalent (mathematically equivalent) to the monthly installment.
Annuity payments may be made on a variable basis or on a fixed basis. Payments made on a variable basis are based on the actual investment performance of Vanguard
®
VIF Total Stock Market Index Portfolio. Payments made on a fixed basis are based on a dollar amount that is fixed as of the annuity date and an annual rate of interest of 4%. If you choose a fixed annuity, your annuity payments will be based on an annual interest rate of 4% regardless of the actual performance of Vanguard
®
VIF Total Stock Market Index Portfolio.
If you choose to have any portion of your annuity payments based on a variable annuity option, the amount of your first annuity payment will be based on an assumed net annual investment return rate of 4.5%. The amount of subsequent annuity payments you receive may be more or less than your initial annuity payment depending on three things:

•	the value of your participant account on the annuity date,

•	the assumed net annual investment return rate of 4.5%, and

•	the performance of Vanguard ® VIF Total Stock Market Index Portfolio.

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After you receive your first annuity payment, if Vanguard
®
VIF Total Stock Market Index Portfolio’s actual net annual investment return rate exceeds the 4.5% assumed rate, your monthly annuity payments will increase. Similarly, if the actual net annual rate of return of the Vanguard
®
VIF Total Stock Market Index Portfolio investment is less than 4.5%, your annuity payments will decrease relative to the first payment you received. The amount of the first annuity payment will depend on the annuity option selected and the age of the annuitant at the time the first payment is due.
You may choose one of the following annuity options at any time during the accumulation period. After your annuity payments begin, you cannot change your annuity option.

Option 1 Life Variable Annuity	We will make monthly payments during the life of the annuitant. If this option is elected, payments will stop when the annuitant dies.

Option 2 Life Variable Annuity with Payments Certain
We will make monthly payments for the guaranteed period selected and thereafter during the life of the annuitant. When the annuitant dies, any amounts remaining under the guaranteed period selected will be distributed to the beneficiary at least as rapidly as they were being paid as of the date of the annuitant’s death. If the beneficiary dies before the end of the guaranteed period, the present value of the remaining payments will be paid to the estate of the beneficiary based on an annual compound interest rate of 3.5%. The guaranteed period may be 10 years, 15 years or 20 years.

Option 3 Unit Refund Life Variable Annuity
We will make monthly payments during the lifetime of the annuitant. Upon the annuitant’s death, we will make an additional payment equal to the value at the date of death of the number of variable annuity units equal to the excess, if any, of (a) the total amount applied under this option divided by the variable annuity unit value on the annuity date over (b) the variable annuity units represented by each annuity payment multiplied by the number of annuity payments paid prior to death.

Option 4 Joint and Survivor Annuity
We will make monthly payments during the joint lifetime of the annuitant and a joint annuitant. Payments will continue during the lifetime of the surviving annuitant based on 66 2/3% of the annuity payment in effect during the joint lifetime. If the joint annuitant is not the annuitant’s spouse, this annuity option may not be selected if, as of the annuity date, the present value of the annuity payments which would be payable to the joint annuitant exceeds 49% of the present value of all payments payable to the annuitant and the joint annuitant.

Option 5 Fixed Annuity	You may elect forms of fixed annuities that have essentially the same characteristics as Annuity Options 1 through 4 above.
You may change your annuity option by written request at any time before you begin receiving annuity payments. Any change must be requested at least 30 calendar days before the annuity date. If an option is based on life expectancy, we may require proof of the payee’s date of birth.
After your annuity payments begin, you may not make withdrawals any of account value amounts.
SURRENDERS AND WITHDRAWALS
You may redeem all or part of the accumulation units in your participant account at any time before we begin making annuity payments to you. The redemption value of your account is equal to the value of the accumulation units in your account next computed after we receive the request for redemption. There is no assurance that the redemption value of your participant account will equal or exceed the aggregate amount of purchase payments. We do not charge any administrative fees for withdrawals.
If you redeem part of the accumulation units in your account, the number of accumulation units in your participant account will decrease. The reduction in the number of accumulation units will equal the amount withdrawn divided by the applicable accumulation unit value next computed after we receive the redemption request. If a partial redemption reduces the value of your participant account to less than $1,000, we reserve the right to pay you the cash value of all of the accumulation units in your account and cancel your account, if permissible under the Internal Revenue Code of 1986, as amended.

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A participant’s request for redemption should be submitted to us in writing on a form we accept, with the signature of the person in whose name the participant account is registered. In certain instances, we may require additional documents, such as trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. All proper redemption requests received before 3:00 p.m., Central Time, will receive same-day
pricing.
Payments for units redeemed will be mailed or delivered by ACH direct deposit within three to five business days after we receive a request that is in good order. However, we may delay the mailing of a redemption check for recently purchased accumulation units until such time as the payment check has cleared. Redemption rights may be suspended or payment postponed at times when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted;

•
an emergency exists as a result of which disposal by Vanguard
®
VIF Total Stock Market Index Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for Vanguard
®
VIF Total Stock Market Index Portfolio to determine the value of its net assets; or

•	for such other periods as the SEC may by order permit for the protection of participants.
Although the contract does not have a “free-look” provision, you may withdraw money at any time during the accumulation phase. No fees are charged for withdrawals. If the contract is returned to us or our representative within 30 calendar days after it is delivered, we will refund the greater of the purchase payments paid or the account value. Restrictions exist under federal income tax law concerning when you can make withdrawals from a qualified plan. In addition, certain adverse tax consequences may result from withdrawals, as explained below under “Taxes” and in the related discussion of our Statement of Additional Information.
BENEFITS AVAILABLE UNDER THE POLICY
The following table summarizes information about the benefits available under the contract.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	Pays beneficiary in the event of participant’s death before receipt of annuity payments.	Standard	0.75%* (of each purchase payment).	Withdrawals may significantly reduce the benefit.

*	Not applicable after age 65.
Death Benefit
In the event of a participant’s death before receipt of annuity payments, death proceeds are payable to the person’s named beneficiary in an amount equal to:

•	the value of the participant’s account as of the valuation date (the date on which we have received both written notice of death and the beneficiary’s written instructions), or

•	if greater, and if the participant’s death occurs before age 65, 100% of the total purchase payments made by the participant, less any redemptions.
Payments normally are made within seven calendar days of receipt of notice.
If a participant dies during the annuity period, we will pay any remaining guaranteed payments to:

•	the participant’s beneficiary, or

•	the participant’s estate, if no beneficiary survives.
Any payments made to a beneficiary must be made on a payment schedule at least as rapid as that made to the participant.

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A beneficiary who is the spouse of a deceased participant may choose to receive the death benefit in any form that the participant could have chosen to receive annuity payments. Federal tax law requires that annuity contracts issued after January 18, 1985 restrict the length of time over which non-spouse
beneficiaries may elect to receive death benefit proceeds. Contracts issued after January 18, 1985 provide that non-spouse
beneficiaries must either:

•	take a total distribution within five years of the death of the participant, or

•	by the end of the year following the participant’s death, begin receiving payments for a period not to exceed the expected lifetime of the beneficiary.
LOANS
Loans are not allowed under the policy.
TAXES
NOTE: The following is a description of federal income tax law applicable to tax-qualified
annuities that are used in connection with Qualified Retirement Plans in general and is not intended as tax advice. American Fidelity Assurance Company does not guarantee the tax status of the policies. Purchasers bear the complete risk that the policies may not be treated as “Annuity

Contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws. You should seek competent tax advice regarding the matters discussed in this Prospectus and the Statement of Additional Information.
General
Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”), governs taxation of annuities in general. A participant is not taxed on increases in the value of his or her participant account until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption) or death benefit, the recipient is taxed on the portion of the payment that exceeds the participant’s cost basis, which may be zero. The taxable portion of a lump sum payment is taxed at ordinary income tax rates.
For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. For traditional IRAs, SEPs and salary reduction SEPs, the exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the participant’s cost basis (adjusted for any period certain or refund feature) bears to the expected return under the contract. For traditional IRAs, SEPs and salary reduction SEPs, the exclusion amount for payments based on a variable annuity option is determined by dividing the participant’s cost basis (adjusted for any period certain or refund feature) by the number of years over which the annuity is expected to be paid. Payments received after the participant’s investment has been recovered (i.e., when the total of the excludable amounts equal the participant’s investment) are fully taxable. The taxable portion is taxed at ordinary income rates. For Section 401(a), 401(k), and 403(a) qualified pension, profit-sharing or annuity plans and 403(b)
tax-deferred
annuities, the exclusion amount is generally determined by dividing the cost-basis of the contract by the anticipated number of payments to be made under the contract. Participants, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.
Qualified Plans
The contracts offered by the Prospectus are designed to be suitable for use under various types of retirement plans (“Qualified Plans”) that receive favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”). Qualified Plans include 401(a), 401(k) and 403(a) qualified pension, profit sharing or annuity plans and 403(b) tax deferred annuities and IRAs. These Qualified Plans may be used by corporations, partnerships and self-employed individuals.
Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Benefits under a Qualified Plan may be subject to the terms and conditions of the Qualified Plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Participants, annuitants and

13

beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law and the terms of the Qualified Plan. Each purchaser should obtain competent tax advice prior to participating in a contract issued under a qualified plan.
Multiple IRA Contracts
For purposes of determining the tax consequences of any distributions made pursuant to IRAs, SEPs and salary reduction SEPs (“IRA Contracts”), all IRA Contracts are treated as one contract and all distributions during a taxable year are treated as one distribution.
Tax Treatment of Distributions
Special Tax Treatment for Lump Sum Distributions from Qualified Plans.
If the taxpayer receives an amount from a contract issued pursuant to a Qualified Plan and the distribution qualifies as a lump sum distribution under the Code, the portion of the distribution that is included in income may be eligible for special tax treatment. The plan administrator should provide the taxpayer with information about the tax treatment of a lump sum distribution at the time the distribution is made.
Special Rules for Distributions that are Rolled Over.
Special rules apply to a distribution from a contract that relates to a Qualified Plan Contract or a rollover IRA Contract if the distribution is properly rolled over to another Qualified Plan or a traditional IRA within 60 days of receipt in accordance with the provisions of the Code. These special rules allow for the rollover to occur without taxation but only apply to distributions that qualify as “eligible rollover distributions” under the Code.
Distributions in the Form of Annuity Payments.
If any distribution from a Qualified Plan Contract is made in the form of annuity payments (and is not eligible for rollover or is not in any event rolled over), a fixed portion of each payment is generally excludable from income for federal income tax purposes to the extent it is treated as allocable to the taxpayer’s
“after-tax”
contributions to the contract (and any other cost basis in the contract). To the extent the annuity payment exceeds such portion, it is includable in income. The portion of the annuity payment that is excludable from income is determined under detailed rules provided in the Code. If the annuity payments continue after all excludable amounts have been paid, such additional payments will generally be fully included in income.
Penalty Tax on Withdrawals prior to age 59
1
⁄
2
.
Generally, there is a penalty tax equal to 10% of the portion of any payment prior to age 59
1
⁄
2
from a Qualified Plan Contract that is included in income unless the withdrawal is by reason of death, disability, or as part of a series of payments for life or life expectancy following a separation from service or other exceptions which may apply.
Required Distributions.
A Qualified Plan or IRA Contract (other than a Roth IRA) must meet certain rules concerning required distributions that are set forth in the Code, including:

•
For Qualified Plans, required distributions generally must start by April 1 of the calendar year following the later of the calendar year in which the taxpayer reaches age 72 (73 for individuals who turn 72 after December 31, 2022 and age 73 before January 1, 2033; 75 for individuals who turn 74 after December 31, 2032) or the calendar year in which the taxpayer retires;

•
For IRA Contracts (other than a Roth IRA), required distributions generally must start by April 1 of the calendar year following the calendar year in which the taxpayer reaches age 72 (73 for individuals who turn 72 after December 31, 2022 and age 73 before January 1, 2033; 75 for individuals who turn 74 after December 31, 2032); and

•	When distributions are required under the Code, a certain minimum amount, determined under the Code, must be distributed each year.
In addition, other rules apply under the Code to determine when and how required minimum distributions must be made in the event of the taxpayer’s death. The applicable plan documents will contain such rules.
Income Tax Withholding
All distributions or the portion thereof which is includible in the gross income of the participant are subject to federal income tax. Generally, amounts are withheld from periodic payments at the rate of 10% from non-periodic
payments. However, the participant, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

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Certain distributions from Qualified Plans which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: (a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or for a specified period of 10 years or more; (b) distributions which are required minimum distributions; (c) distributions made upon hardship of the employee; or (d) the portion of the distributions not includible in gross income (i.e., returns of after-tax
contributions). Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.
Withdrawal Limitations
The Code limits the withdrawal of purchase payments made by owners from certain tax-deferred
annuities and 401(k) Plans. Withdrawals from these types of plans can only be made when an owner:

•	reaches age 59 1 ⁄ 2 ;

•	leaves his/her job;

•	dies; or

•	becomes disabled (as that term is defined in the Code).
A withdrawal may also be made in the case of hardship, and in the case of employees affected by certain federally declared disasters, if allowed by the plan; however, the owner can only withdraw purchase payments and not any earnings. A hardship distribution can be made from employer contributions as well as earnings on contributions. Additionally, a withdrawal may be made in situations to which Section 72(t)(2)(G) of the Code applies (regarding individuals called to active military duty).
LEGAL PROCEEDINGS
There are no material pending legal proceedings affecting Separate Account A, American Fidelity Assurance Company or American Fidelity Securities, Inc.
FINANCIAL STATEMENTS
The financial statements of American Fidelity Separate Account A and of American Fidelity Assurance Company are included in the Statement of Additional Information.

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APPENDIX: PORTFOLIO COMPANY AVAILABLE UNDER THE CONTRACT
The following Portfolio Company is available under the contract. More information about the Portfolio Company is available in the prospectus for the Portfolio Company, which may be amended from time to time and can be found online at
https://americanfidelity.com/support/annuities/p-3
. You can also request this information at no cost by calling 1.800.662.1113 x8840 or by sending an email request to
va.help@americanfidelity.com
.
The current expenses and performance information below reflects fee and expenses of the Portfolio Company, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. The Portfolio Company’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Stock/Index Fund.	Vanguard ® Variable Insurance Fund Total Stock Market Index Portfolio Advisor: The Vanguard Group, Inc.	0.13%	25.95%	14.93%	11.29%
To learn more about the variable annuity and Separate Account A, you should read our Statement of Additional Information dated May 1, 2024, as amended or supplemented, which is incorporated by reference into this Prospectus. The Statement of Additional Information is available, without charge, upon request. You can view a copy of the Statement of Additional Information online at
https://americanfidelity.com/support/annuities/p-3
or you can request a copy by calling 1.800.662.1113 x8840 or by sending an email request to va.help@americanfidelity.com.
Reports and other information about the Registrant are available on the Securities Exchange Commission website at
http://www.sec.gov
. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

ANN-158	EDGAR Contract No.: C000027244

AFPR1ME GROWTH® Variable Annuity

issued by

American Fidelity Separate Account A

and

American Fidelity Assurance Company

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2024

This Statement of Additional Information (“SAI”) is not a Prospectus. This SAI relates to the Prospectus for the AFPR1ME GROWTH® Variable Annuity dated the same date as the SAI. The Prospectus sets forth information that a prospective investor should know before investing. For a copy of the Prospectus,

call us at:	e-mail us at:
1.800.662.1113 x8840	va.help@americanfidelity.com

GENERAL INFORMATION AND HISTORY

American Fidelity Separate Account A is offering the AFPR1ME GROWTH® Variable Annuity to (1) employers for use in qualified retirement plans and (2) individuals using the contract to fund an Individual Retirement Annuity.

The depositor, American Fidelity Assurance Company, was organized in Oklahoma in 1960 and is a wholly owned subsidiary of American Fidelity Corporation, a Nevada insurance holding company. American Fidelity Assurance Company is licensed to conduct life, annuity and accident and health insurance business in 49 states, the District of Columbia, Guam and American Samoa.

American Fidelity Assurance Company’s board of directors adopted a resolution on May 7, 1968 to establish Separate Account A as a separate account under Oklahoma insurance law. The inception date of Separate Account A was January 1, 1970 under the name American Fidelity Variable Annuity Fund A. It was organized as an open-end diversified management investment company with its own portfolio of securities. On January 1, 1999, Separate Account A became a unit investment trust. Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940

The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership, an Oklahoma limited partnership. William M. Cameron and Lynda L. Cameron, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership, through their respective trusts.

NON-PRINCIPAL RISKS OF INVESTING IN THE AFPR1ME GROWTH® VARIABLE ANNUITY

The non-principal risks of investing in the AFPR1ME GROWTH® Variable Annuity are described in the prospectus.

ANNUITY PAYMENTS

Upon investing in the AFPR1ME GROWTH® Variable Annuity, you will select an annuity date, which is the month and year that you will begin receiving regular monthly income payments from the annuity. Annuity payments may be made on a variable basis and/or a fixed basis.

Fixed Annuity Payments

The dollar amount of each fixed annuity payment will be at least as great as that determined in accordance with the 4% annuity table in the contract. The fixed annuity provides a 4% annual guaranteed interest rate on all annuity options. American Fidelity Assurance Company may pay or credit excess interest on a fixed annuity at its discretion.

Variable Annuity Payments

A participant may elect a variable annuity payout. Variable annuity payments reflect the investment performance of the Vanguard® VIF Total Stock Market Index Portfolio during the annuity period. Variable annuity payments are not guaranteed as to dollar amounts.

American Fidelity Assurance Company will determine the first annuity payment by using the 4.5% annuity table in the contract. It shows the dollar amount of the first monthly payment which can be purchased with each $1,000 of value in a participant account after deducting any applicable premium taxes.

The value of a participant account is determined by multiplying the participant’s accumulation units by the accumulation unit value on the fourteenth calendar day before the first annuity payment. The first annuity payment varies according to the annuity option selected and the participant’s age.

American Fidelity Assurance Company will determine the number of annuity units payable for each payment by dividing the dollar amount of the first annuity payment by the annuity unit value on the annuity date. This sets the number of annuity units. The number of annuity units payable remains the same unless a participant transfers a portion of the annuity benefit to a fixed annuity. The dollar amount is not fixed and will change from month to month.

The dollar amount of annuity payments after the first payment is determined by multiplying the fixed number of annuity units per payment by the annuity unit value on the fourteenth calendar day preceding the payment date. The result is the dollar amount of the payment.

Annuity Unit

The value of an annuity unit is determined by multiplying the value of an annuity unit for the immediately preceding period by the product of (1) the net investment factor for the fourteenth calendar day prior to the valuation date for which the value is being determined, and (2) 0.9998794.

Variable Annuity Formulas

The following formulas summarize the annuity payment calculations described above:

Number of Variable Annuity Units	=	Dollar Amount of First Monthly Payment
Variable Annuity Unit Value on Date of First Payment

		Value of Annuity				Net Investment Factor
Annuity Unit Value	=	Unit on Preceding	X	0.9998794	X	for 14th Day Preceding
		Valuation Date				Current Valuation Date

Dollar Amount		Number of		Annuity Unit Value
of Second and	=	Annuity Units	X	for Period in Which
Subsequent Annuity		Per Payment		Payment is Due
Payments

OFFERING OF THE AFPR1ME GROWTH® VARIABLE ANNUITY

American Fidelity Separate Account A offers the AFPR1ME GROWTH® Variable Annuity to (1) employers for use in qualified retirement plans and (2) individuals using the contract to fund an Individual Retirement Account. The AFPR1ME GROWTH® Variable Annuity is issued by American Fidelity Assurance Company in the form of group contracts between American Fidelity Assurance Company and the employer or an individual using the contract to fund an Individual Retirement Annuity.

UNDERWRITER

American Fidelity Securities, Inc., a wholly owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies. The policies are offered on a continuous basis. The aggregate underwriting commissions paid to and retained by American Fidelity Securities in connection with Separate Account A for 2023, 2022, and 2021 were $36,311, $41,727, and $46,643, respectively.

CUSTODIAN, INDEPENDENT AUDITOR AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The name and address of the person who maintains physical possession of the accounts, books and other documents of American Fidelity Separate Account A required by Section 31(a) of the Investment Company Act of 1940 is set forth in Separate Account A’s most recent report on Form N-CEN.

The financial statements of American Fidelity Separate Account A, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report and the statutory-basis financial statements of American Fidelity Assurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report. The address of Deloitte & Touche LLP is 100 N. Broadway Avenue, Suite 2340, Oklahoma City, Oklahoma 73102.

INVESTMENT CONSULTANT

InvesTrust Consulting, LLC, 5100 N. Classen Blvd., Suite 600, Oklahoma City, Oklahoma 73118, acts as an investment consultant for the registrant and American Fidelity Assurance Company. Under the investment consultant agreement, from time to time, InvesTrust Consulting, LLC provides certain reports and information to Separate Account A and American Fidelity Assurance Company. InvesTrust Consulting, LLC is an indirect subsidiary of American Fidelity Corporation, which owns 100% of American Fidelity Assurance Company.

American Fidelity Assurance Company, the separate account’s depositor, pays any compensation payable to InvesTrust Consulting, LLC for services provided to Separate Account A. InvesTrust Consulting received $63,711, $69,575, and $75,236 for services provided to Separate Account A in 2023, 2022, and 2021, respectively.

LEGAL OPINION

McAfee & Taft A Professional Corporation has provided advice on certain matters relating to the federal securities and income tax laws applicable to the contracts.

FINANCIAL STATEMENTS

The following are the financial statements of American Fidelity Separate Account A and the financial statements and schedules of American Fidelity Assurance Company. The financial statements of American Fidelity Assurance Company should be considered only as bearing on the ability of American Fidelity Assurance Company to meet its obligations under the contracts; they should not be considered as bearing on the investment performance of the assets held in Separate Account A.

AMERICAN FIDELITY SEPARATE ACCOUNT A

Financial Statements

December 31, 2023

(With Report of Independent Registered Public Accounting Firm Thereon)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of American Fidelity Assurance Company and Contract Owners of American Fidelity Separate Account A.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Fidelity Separate Account A (the “Separate Account”) of American Fidelity Assurance Company (the “Company”) as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial highlights for the year ended December 31, 2019 were audited by other auditors whose report dated February 28, 2020, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2023, by correspondence with the underlying mutual fund. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Oklahoma City, Oklahoma
February 27, 2024

We have served as the Company’s auditor since 2020.

1

AMERICAN FIDELITY SEPARATE ACCOUNT A

Statement of Assets and Liabilities

December 31, 2023

Investments at fair value:
Vanguard Total Stock Market Index (4,723,041 shares at net asset value of $49.45 per share) (cost $170,703,528)	$233,554,400

Total assets	233,554,400
Payable due to related party	12,286

Total liabilities	12,286

Net assets	$233,542,114

Accumulation units outstanding	2,241,269

Accumulation unit value	$104.201

See accompanying notes to financial statements.

2

AMERICAN FIDELITY SEPARATE ACCOUNT A

Statement of Operations

Year ended December 31, 2023

Net investment income:
Investment income distributions from underlying mutual fund	$2,510,119
Mortality and expense fees	(2,075,160)

Net investment income	434,959

Realized gains on investments:
Realized gains distributions from underlying mutual fund	12,233,645
Proceeds from sales	18,217,568
Cost of investments sold	14,787,252

Net realized gains on investments sold	3,430,316

Net realized gains on investments	15,663,961

Unrealized appreciation on investments, end of year	62,850,872
Unrealized appreciation on investments, beginning of year	31,057,232

Change in unrealized appreciation	31,793,640

Net increase in net assets from operations	$47,892,560

See accompanying notes to financial statements.

3

AMERICAN FIDELITY SEPARATE ACCOUNT A

Statements of Changes in Net Assets

Years ended December 31, 2023 and 2022

	2023	2022
Increase (decrease) in net assets from operations:
Net investment income	$434,959	910,443
Net realized gains on investments	15,663,961	20,959,228
Unrealized appreciation (depreciation) during the year	31,793,640	(76,670,013)

Net increase (decrease) in net assets from operations	47,892,560	(54,800,342)
Changes from contract transactions	(15,908,982)	(17,908,858)

Increase (decrease) in net assets	31,983,578	(72,709,200)
Net assets, beginning of year	201,558,536	274,267,736

Net assets, end of year	$233,542,114	201,558,536

See accompanying notes to financial statements.

4

AMERICAN FIDELITY SEPARATE ACCOUNT A

Financial Highlights

Five year period ended December 31

	2023	2022	2021	2020	2019
Net assets	$233,542,114	201,558,536	274,267,736	237,835,495	213,348,793
Accumulation unit value	$104.201	83.529	104.882	84.285	70.588
Number of accumulation units outstanding	2,241,269	2,413,045	2,615,015	2,821,811	3,022,451
Investment income as a percent of average net assets (1)	1.16%	1.35%	1.22%	1.59%	1.58%
Expenses as a percent of average net assets (2)	0.96	0.96	0.96	0.96	0.96
Total return (3)	24.75	(20.36)	24.44	19.40	29.50

(1)	This ratio represents the dividend, excluding distributions of capital gains, received by the underlying mutual fund divided by the average net assets.
(2)

This ratio represents the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and administrative charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)

The total return for the period indicated, including changes in the value of the underlying fund, reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption for units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented.

See accompanying notes to financial statements.

5

AMERICAN FIDELITY SEPARATE ACCOUNT A

Notes to Financial Statements

December 31, 2023

(1)	Summary of Significant Accounting Policies

(a)	Organization

American Fidelity Separate Account A (Account A) is a separate account of American Fidelity Assurance Company (AFA) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Account A is an investment company and applies the specialized accounting and reporting guidance in Financial Accounting Standards Board (FASB) ASC Topic 946 Financial Services – Investment Companies.

The assets of Account A are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by AFA.

(b)	Investments

Account A’s investment objectives are primarily long-term growth of capital and secondarily the production of income. Investments in shares of the mutual fund (the Fund) are stated at fair value, which is the net asset value per share as determined daily by the Fund. Transactions are recorded on a trade-date basis by the Fund. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined on the average cost basis.

Account A groups its financial assets measured at fair value in three levels, based on inputs and assumptions used to determine the fair value. These levels are as follows:

•	Level 1 – quoted prices in active markets for identical securities.

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 – significant unobservable inputs (including Account A’s own assumptions used to determine the fair value of investments).

There were no transfers of securities from Level 1 to Level 2 or vice versa throughout the year.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used to value Account A’s net assets as of December 31, 2023:

Level 1 – Quoted prices	$233,554,400
Level 2 – Other significant observable inputs	—
Level 3 – Significant unobservable inputs	—

Total	$233,554,400

6

AMERICAN FIDELITY SEPARATE ACCOUNT A

Notes to Financial Statements

December 31, 2023

(c)	Federal Income Taxes

Account A is not taxed separately because the operations of Account A are part of the total operations of AFA. AFA files its federal income tax returns, under sections of the Internal Revenue Code (the Code) applicable to life insurance companies, as part of the American Fidelity Corporation and Subsidiaries consolidated federal income tax returns. Account A is not taxed as a “regulated investment company” under subchapter M of the Code. Based on this, no charge is being made currently to Account A for federal income taxes. AFA will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Account A recognizes and measures unrecognized tax positions in accordance with FASB ASC 740. Account A has no unrecognized tax positions as of December 31, 2023.

As of December 31, 2023, Account A has no accrued interest and penalties related to unrecognized tax positions. Account A would recognize interest accrued related to unrecognized tax positions in interest expense and penalties accrued in operating expense, should they occur.

The tax years 2017, 2018, and 2020 through 2023 remain open to examination by the major taxing jurisdictions to which Account A is subject. Account A, as part of AFA, is not currently under examination by any taxing authority and does not expect any material changes to its unrecognized tax positions within the next twelve months.

(d)	Annuity Reserves

Annuity reserves are computed for current payable contracts according to the Progressive Annuity Mortality Table. The assumed interest rate is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from 0% to 5.0% as regulated by the laws of the respective states. Charges to annuity reserves for mortality and expense risks experience are reimbursed to AFA if the reserves required are less than originally estimated.

If additional reserves are required, AFA reimburses Account A. As of December 31, 2023, there were no contract owners who had elected the variable annuity method of payout. Accordingly, Account A held no annuity reserves as of December 31, 2023.

(e)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

7

AMERICAN FIDELITY SEPARATE ACCOUNT A

Notes to Financial Statements

December 31, 2023

(2)	Expenses and Related-Party Transactions

AFA manages the operations of Account A and assumes certain mortality and expense risks under the variable annuity contracts. Mortality and expense fees are equal to 0.0026308% of Account A’s daily net assets (0.96025% per annum). All such fees were paid to AFA.

Net purchase payments received represent gross payments less deductions of $54,332 and $62,680 for the years ended December 31, 2023 and 2022, respectively. The deductions comprise administrative fees (0.25% of purchase payments), minimum death benefits (0.75% of purchase payments), per payment charges ($0.50 per payment), and certificate issuance fees ($15.00 per certificate). These deductions were paid to AFA. The deductions for sales charges (3% of purchase payments) were paid to American Fidelity Securities, Inc., an affiliated broker dealer company.

During the accumulation period, contract owners may partially or totally withdraw from Account A by surrendering a portion or all of their accumulation units. The Code may limit certain withdrawals based upon age, disability, and other factors. When contract owners withdraw, they receive the current value of their accumulation units. There are no fees assessed through the redemption of units.

(3)	Unit Activity from Contract Transactions

Contract transactions for the years ended December 31, 2023 and 2022 were as follows:

	Units		Amount
	2023	2022	2023	2022
Payments received	17,391	22,459	$1,624,178	$2,017,718
Withdrawal of funds	(189,167)	(224,429)	(17,533,160)	(19,926,576)

Net change from contract transactions	(171,776)	(201,970)	$(15,908,982)	$(17,908,858)

(4)	Subsequent Events

There were no material events that occurred subsequent to December 31, 2023. Subsequent events have been considered through February 27, 2024, the date the financial statements were issued.

8

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Financial Statements and Supplemental Schedules

December 31, 2023 and 2022

(With Independent Auditor’s Report Thereon)

AMERICAN FIDELITY ASSURANCE COMPANY

INDEPENDENT AUDITOR’S REPORT

The Board of Directors and Management of American Fidelity Assurance Company

Opinions

We have audited the statutory-basis financial statements of American Fidelity Assurance Company (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2023 and 2022, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2023, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the Oklahoma Insurance Department described in Note 1 to the statutory-basis financial statements.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Emphasis of a Matter

As discussed in Note 14, the Company’s financial statements may not be indicative of the financial position, results of operations and cash flows that may have resulted had the Company functioned as a stand-alone operation independent of its Parent and affiliates. Our opinion is not modified with respect to this matter.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Oklahoma

Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Oklahoma Insurance Department.

The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Oklahoma Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error. In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2023 audit was conducted for the purpose of forming an opinion on the 2023 statutory-basis financial statements as a whole. The supplemental information included in Schedule I – Summary of Investments - Other than Investments in Related Parties, Schedule III – Supplementary Insurance Information, and Schedule IV – Reinsurance as of and for the year ended December 31, 2023, are presented for purposes of additional analysis and are not a required part of the 2023 statutory-basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2023 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2023 statutory-basis financial statements as a whole.

/s/ Deloitte & Touche LLP

Oklahoma City, Oklahoma
April 12, 2024

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Statements of Admitted Assets,

Liabilities, and Capital and Surplus

December 31, 2023 and 2022

(Dollar amount in Thousands)

Admitted Assets	2023	2022
Cash and invested assets:
Bonds, at amortized cost	$4,834,044	$4,698,886
Preferred stocks	5,242	5,179
Common stocks, at fair value (cost: $22,109 and $20,775 at December 31, 2023 and 2022, respectively)	28,872	29,761
Common stock, investment in affiliates at equity value (cost of $104 as of December 31, 2023 and 2022)	1,118	1,078
Mortgage loans on real estate	766,364	716,821
Investment real estate, at cost	2,241	29,779
Investment real estate held for sale	24,949	—
Policy loans	50,836	47,967
Cash and short-term investments	277,571	272,709
Other invested assets	187,000	248,434
Receivable for securities	3,990	5,203

Total cash and invested assets	6,182,227	6,055,817
Life insurance premiums and annuity considerations deferred and uncollected	55,602	52,010
Accident and health premiums due and unpaid	57,768	67,864
Investment income due and accrued	42,195	39,245
Amounts recoverable from reinsurers	2,445	1,900
Other receivables under reinsurance contracts	8,336	11,399
Net deferred tax assets	46,425	42,988
Other assets	106,716	87,052
Separate accounts’ assets	1,482,468	1,206,759

Total admitted assets	$7,984,182	$7,565,034

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Statements of Admitted Assets,

Liabilities, and Capital and Surplus

December 31, 2023 and 2022

(Dollar amount in thousands)

Liabilities and Capital and Surplus	2023	2022
Aggregate reserves:
Life policies and contracts	$2,968,629	$2,843,838
Accident and health policies	916,977	898,800

Total aggregate reserves	3,885,606	3,742,638
Policy and contract claims reserves	159,610	161,622
Liability for premiums and other deposit funds	312,054	227,899
Remittances and items not allocated	25,820	32,422
General insurance expenses, taxes, licenses, and fees due or accrued	166,369	149,266
Funds held under coinsurance	552,368	578,689
Separate Accounts’ liabilities	1,482,468	1,206,759
Borrowed money	287,213	382,302
Other liabilities	422,379	455,212

Total liabilities	7,293,887	6,936,809

Capital and surplus:
Common stock (par value $10 per share, 250,000 shares authorized, issued, and outstanding)	2,500	2,500
Paid-in capital	5,888	5,888
Unassigned surplus	681,907	619,837

Total capital and surplus	690,295	628,225

Total liabilities and capital and surplus	$7,984,182	$7,565,034

See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Statements of Operations

Years ended December 31, 2023, 2022, and 2021

(Dollar amounts in thousands)

	2023	2022	2021
Income:
Life insurance premiums and annuity considerations	$445,442	$420,995	$405,862
Accident and health insurance premiums	1,044,994	1,027,016	895,000
Consideration for supplementary contracts with life contingencies	235	685	703
Net investment income	196,246	176,013	179,644
Commissions and expense allowances on reinsurance ceded	(14,803)	(14,953)	(3,663)
Other income	46,421	38,610	66,359

Total income	1,718,535	1,648,366	1,543,905

Benefits and other deductions:
Death benefits and matured endowments	48,358	49,574	54,256
Accident and health and disability benefits	480,031	495,236	399,067
Interest and adjustments on policy or deposit-type contract funds	7,240	3,719	1,768
Other benefits to policyholders and beneficiaries	220,514	186,862	270,758
Increase in aggregate reserves for future policy benefits	142,968	160,360	117,158
Selling Cost	154,829	155,555	154,901
Commissions and expense allowances on reinsurance assumed	4,734	10,478	8,468
General insurance expenses, taxes, licenses, and fees	371,325	336,803	313,770
Other	47,403	47,747	33,535

Total benefits and expenses	1,477,402	1,446,334	1,353,681

Income before federal income taxes and net realized capital gains	241,133	202,032	190,224
Federal income taxes	48,110	34,892	38,090

Income before net realized capital gains	193,023	167,140	152,134
Net realized capital gains, net of federal income tax expense of $263, $26, and $6,564, in 2023, 2022, and 2021, respectively (excluding gains (losses) of $(4,549), $(4,091), and $21,844 transferred to the interest maintenance reserve in 2023, 2022, and 2021 respectively)	(1,731)	4,871	14,747

Net income	$191,292	$172,011	$166,881

See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Statements of Changes in Capital and Surplus

Years ended December 31, 2023 2022, and 2021

(Dollar amounts in thousands)

	2023	2022	2021
Capital and surplus, beginning of year	$628,225	$616,809	$590,655
Net income	191,292	172,011	166,881
Change in net unrealized capital (losses) gains, net of tax expense of $(7,524), $(2,843) and $(4,161) for 2023, 2022 and 2021, respectively	(15,499)	11,000	560
Change in net deferred tax assets	9,474	7,254	11,471
Change in nonadmitted assets	(12,295)	(14,853)	(15,104)
Change in asset valuation reserve	9,112	(11,787)	(12,776)
Dividends to stockholder	(120,000)	(152,000)	(125,000)
Change in liability for reinsurance in unauthorized companies	668	29	(11)
Other changes	(682)	(238)	133

Net change in capital and surplus	62,070	11,416	26,154

Capital and surplus, end of year	$690,295	$628,225	$616,809

See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Statements of Cash Flow

Periods ended Decemeber 31, 2023, 2022, and 2021

	2023	2022	2021
Premiums and annuity considerations, net of reinsurance	$1,497,276	$1,441,256	$1,288,705
Investment income received	192,848	174,344	180,045
Allowances and reserve adjustments on reinsurance ceded	(14,803)	(14,953)	(3,663)
Other income	34,342	27,337	54,823
Benefit and loss related payments	(756,317)	(717,287)	(722,182)
Net transfers to Separate Accounts	(38,136)	(37,051)	(29,234)
Commissions and other expenses paid	(512,804)	(511,216)	(462,655)
Federal income taxes paid	(49,437)	(29,106)	(54,755)
Dividends paid to policyholders	(1,502)	(1,317)	(1,211)

Net cash from operations	351,467	332,007	249,873

Proceeds from investments sold, matured, or repaid:
Bonds	238,344	552,147	845,373
Stocks	6,658	5,681	10,662
Mortgage loans	68,544	87,132	66,881
Other Invested Assets	59,761	21,722	42,266
Other	1,213	10,082	1,691

Total investment proceeds	374,520	676,764	966,873

Cost of investments acquired:
Bonds	(376,536)	(618,305)	(984,623)
Stocks	(3,838)	(5,674)	(9,100)
Mortgage loans	(118,088)	(139,232)	(120,866)
Other Invested Assets	(15,062)	(38,532)	(35,562)
Other	(4,981)	(12,415)	(27,285)

Total investments acquired	(518,505)	(814,158)	(1,177,436)
Net change in policy loans and loans on fund deposits	(2,869)	1,803	3,994

Net cash used in investing	(146,854)	(135,591)	(206,569)

Other cash (used) provided	(10,845)	(11,379)	103,036
Dividends paid to stockholder	(121,000)	(146,000)	(125,000)
Other cash applied	(67,906)	(22,190)	(18,612)

Net cash used in financing and miscellaneous sources	(199,751)	(179,569)	(40,576)

Net change in cash and short-term investments	4,862	16,847	2,728
Cash and short-term investments, beginning of year	272,709	255,862	253,134

Cash and short-term investments, end of year	$277,571	$272,709	$255,862

Note: Supplemental disclosures of cash flow information for non-cash transactions:
Securities exchange - bond proceeds	$30,107	$6,701	$3,577
Securities exchange - bond acquisitions	30,107	6,701	3,577
Interest capitalization-Net investment income	711	—	243
Interest capitalization-Cost of investments aquired, bonds	711	—	243
Liquidation Receivable-Miscellaneous income	2,000	—	—
Liquidation Receivable-Other Cash Applied	2,000	—	—

See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(1)	Significant Accounting Policies

(a)	Company Structure and Nature of Business

American Fidelity Assurance Company (the Company) was licensed as a life insurer on November 30, 1960, and provides a variety of financial services. The Company is a wholly owned subsidiary of American Fidelity Corporation (AFC), a Nevada insurance holding company. The Company is domiciled in the state of Oklahoma. The Company is subject to state insurance regulations and periodic examinations by state insurance departments. The Company’s ultimate parent, AFC, is 94% owned by Cameron Enterprises A Limited Partnership (CEALP) whose general partner is Cameron Associates, Inc. Cameron Associates, Inc. is owned by William M. Cameron – 50% and Lynda L. Cameron – 50%. AFC also wholly owns American Public Life Insurance Company (APL), an insurance company, also domiciled in Oklahoma. See Note 14 for listing of affiliates.

The Company is licensed to conduct business in 49 states, the District of Columbia, American Samoa, Guam, and Puerto Rico, with approximately 64% of direct premiums written in California, Oklahoma, Ohio, Texas, Mississippi, Kentucky, Alabama and Indiana. Activities of the Company are largely concentrated in the group disability income, group and individual annuity, supplemental health, and individual medical markets. In addition, individual and group life business is also conducted. The main thrust of the Company’s sales is worksite marketing of voluntary products through the use of payroll deduction. The Company sells these voluntary products through a salaried sales force that is broken down into two primary divisions: Association Worksite Division (AWD) and American Fidelity Educational Services (AFES). AWD specializes in voluntary disability income insurance programs aimed at selected groups and associations whose premiums are funded by employees through payroll deductions. AFES focuses on marketing to public school employees with voluntary insurance products such as disability income, tax sheltered annuities, life insurance, dread disease, and accident only. These premiums are also funded by employees through payroll deductions. The expertise gained by the Company in worksite marketing of voluntary products is used by the Strategic Alliances Division in developing products to meet special situations. The life division was formed upon the acquisition of a block of life business in 2000. The life division administers closed blocks of individual life products that were marketed through independent brokers in the United States of America and Latin America.

(b)	Basis of Presentation

The accompanying statutory financial statements of the Company are prepared in conformity with accounting practices prescribed or permitted by the Oklahoma Insurance Department, which is a comprehensive basis of accounting other than US (United States) generally accepted accounting principles (GAAP). These prescribed Statutory Accounting Practices (SAP) include a variety of publications of the National Association of Insurance Commissioners (NAIC) including statements of SAP as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. There are no differences between the accounting practices prescribed or permitted by the Oklahoma Insurance Department and the accounting practices prescribed and permitted by the NAIC. There are no permitted practices granted to the Company for 2023, 2022, and 2021 by the Oklahoma Insurance Department.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(c)	Differences between SAP and GAAP

SAP differs from GAAP in several respects, which causes differences in reported assets, liabilities, stockholder’s equity (statutory capital and surplus), net income, and cash flows. The differences between SAP and GAAP include:

•

Investments in bonds are generally carried at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value. Investments in preferred stocks are generally carried at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value. Under GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at fair value.

•

The change in unrealized gains or losses on certain investments is recorded as an increase or decrease in statutory surplus under SAP. Under GAAP, such unrealized gains and losses are recorded as a component of comprehensive income (loss).

•

Realized capital gains and losses are determined based upon specific identification of the investments sold. Changes in admitted asset carrying amounts of investments that are carried at fair value are recorded directly in unassigned surplus as a change in net unrealized capital gains and losses. Under GAAP realized capital gains and losses are recorded as a component of earnings.

•

Interest maintenance reserve (IMR) represents the deferral of interest-related realized gains and losses, net of tax, on primarily fixed maturity investments, which are amortized into income over the remaining life of the investment sold under SAP. No such reserve is required under GAAP.

•

Investments in subsidiaries are generally carried on a statutory equity basis with equity in the earnings of subsidiaries reflected in unassigned surplus. Under GAAP, controlled subsidiaries are consolidated, and results of operations are included in net income.

•

Asset valuation reserve (AVR) represents a contingency reserve for credit-related risk on most invested assets of the Company and is charged to statutory surplus under SAP. No such reserve is required under GAAP.

•

GAAP requires an allowance for expected credit losses for certain financial assets. SAP requires an incurred loss model for these financial assets, with incurred losses recorded as a direct write down to the asset.

•

Certain assets, principally certain deferred taxes, furniture, equipment, prepaid expenses, and premiums due from policyholders, agents’ balances, and amounts recoverable from reinsurers over 90 days are designated as nonadmitted assets and excluded from assets by a charge to statutory surplus under SAP. Under GAAP, such amounts are carried with an appropriate valuation allowance when necessary.

•

A provision is established for unsecured reinsurance recoverable balances from unauthorized reinsurers. The change in this provision is credited or charged to unassigned statutory surplus. Under GAAP, a provision is established for expected uncollectible reinsurance balances with any changes to this provision reflected in earnings for the period.

•

Reserves are reported net of ceded reinsurance under SAP. Under GAAP, reserves relating to business in which the ceding company is not legally relieved of its liability are reported gross with an offsetting reinsurance receivable.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

•

Aggregate reserves for life, annuities, and accident and health are based on statutory mortality and interest requirements without consideration for anticipated withdrawals except where allowed. Morbidity assumptions are based on the statutory morbidity requirements or Company’s experience where allowed. Under GAAP, the reserves are based on either (i) the present value of future benefits less the present value of future net premiums based on mortality, morbidity, and other assumptions that were appropriate at the time the policies were issued or acquired, or (ii) the account value for certain contracts without significant life contingencies.

•

Policy acquisition costs are expensed as incurred under SAP, while under GAAP, successful acquisition costs are deferred and recognized over either (1) the expected premium-paying period or (2) the estimated life of the contract.

•

Deferred income taxes are recognized for both SAP and GAAP; however, the amount permitted to be recognized is generally more restrictive under SAP and the change in deferred taxes is reported as a direct charge to surplus.

•

Leases are accounted for as operating leases, and rental payments under these leases are charged to expense when incurred. Under GAAP, leases are generally recognized on the balance sheet as a lease liability with a corresponding right-of-use asset according to the provisions of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 842, Leases.

•	Premiums on annuity contracts are recognized when received. Under GAAP, premiums on annuity contracts are not recognized as revenue but as deposits.

•

Premiums for universal life policies and investment products consist of the entire premium received, and benefits represent the death benefits paid and the change in policy reserves, unless the products do not incorporate mortality or morbidity risk. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account values and interest credited to the account values.

•

The Statutory Statements of Cash Flow differs in certain respects from the presentation required by GAAP, including the presentation of the changes in cash and short-term investments instead of cash and cash equivalents and restricted cash. Short-term investments include securities with maturities of one year or less at the time of acquisition. For statutory purposes, there is no reconciliation between net income and cash from operations.

•	SAP does not require the presentation of a Statement of Comprehensive Income; however, GAAP does require a Statement of Comprehensive Income.

(d)	Use of Estimates

The preparation of the financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the statutory-basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The estimates susceptible to significant change are those used in determining the liability for aggregate reserves for future policy benefits, losses, and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(e)	Recognition of Revenue and Related Expenses

Life premiums are recognized as income when due from policyholders under the terms of the insurance contract. For accident and health contracts, premiums are recognized as income when due from the policyholders, but no earlier than the effective date of coverage, under the terms of the contract. Both life and accident and health premiums are increased by reinsurance premiums assumed and reduced by reinsurance premiums ceded. Contracts issued that do not incorporate mortality or morbidity risk are not accounted for as insurance contracts. Amounts received as payments for such contracts are recorded as direct increases to the policy reserves.

The Company estimates accrued retrospective premium adjustments (premium rate stabilization) for certain contracts in its group health and group life business based on contractually determined formulas by group. The amount of net premiums written by the Company for the years ended December 31, 2023, 2022 and 2021 that were subject to retrospective rating features were approximately $172, $178 and $184, respectively, which represented approximately 0.03%, 0.03% and 0.03% of net premiums written for group health and group life products in 2023, 2022 and 2021, respectively. No other net premiums written by the Company were subject to retrospective rating features.

(f)	Equipment and Software

Equipment and software are nonadmitted assets and stated at cost less accumulated depreciation. See Note 2 for nonadmitted assets disclosure. Equipment and software are depreciated on a straight-line basis using estimated lives of five years. Additions, renewals, and betterments are capitalized. Expenditures for maintenance and repairs are expensed. Upon retirement or disposal of an asset, the asset and related accumulated depreciation are eliminated, and any related gain or loss is included in income. Capitalized internally-developed software (IDS) costs are amortized on a straight-line basis with a useful life of three years from the date placed in service. Total depreciation and amortization expenses were $7,078, $3,801 and $2,813 for the years ended December 31, 2023, 2022 and 2021, respectively. IDS in the developmental stage is held in IDS work in process until software is placed in service.

(g)	Investments

The investment portfolio includes bonds, preferred stocks, common stocks, mortgage loans, real estate, policy loans, other invested assets, and short-term investments.

Investments are carried in accordance with rules established by the NAIC. Bonds are carried at cost, adjusted where appropriate for accretion of premium or amortization of discount using the modified scientific interest method and taking into consideration stated interest and principal provisions. Additionally, bonds rated as NAIC 6 are carried at the lower of their amortized cost or fair value. Preferred stocks are carried at cost. Preferred stocks rated NAIC 4-6 are carried at the lower of cost or fair value. Perpetual preferred stocks are carried at fair value regardless of NAIC designation. Common stocks are carried at fair value.

Policy loans are stated at their aggregate unpaid principal balances.

Mortgage loans on real estate are stated at their aggregate unpaid principal balances.

Real estate held for investment is carried at cost less accumulated depreciation and encumbrances. Encumbrances as of December 31, 2023, and 2022 were approximately $15,222 and $16,034, respectively. As of December 31, 2023, the Company has one promissory note outstanding related to this real estate. The promissory note bears interest at 4.55% and is due in monthly installments of approximately $127 (including interest) to 2032.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

Certain of the Company’s real estate investments consisting of commercial office buildings in Irving, TX and Arlington, TX, are classified as held for sale as of December 31, 2023, based on management’s intent and expectation that sale of the respective assets is probable and expected to qualify for recognition as a completed sale within one year. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances and estimated costs to sell.

There were no non-admitted amounts related to bond holdings as of December 31, 2023, and 2022.

Realized investment gains or losses are determined on a specific identification basis and recorded on the trade date, are reduced by amounts transferred to IMR and are reflected as an element of net income, net of related tax. For bonds and preferred stocks carried at fair value, the difference between amortized cost and fair value is reflected as unrealized gains and losses on investments in unassigned surplus. Changes in the fair value of common stocks are reflected as unrealized gains and losses on investments in unassigned surplus.

The Company holds a significant amount of assets that it intends to match with its liabilities in relation to maturity and interest margin. To maximize earnings and minimize risk, the Company invests in a diverse portfolio of investments. The portfolio is diversified by geographic region, investment type, underlying collateral, maturity, and industry. Management does not believe that the Company has any significant concentrations of credit risk in its investments.

The Company generally does not invest in any below-investment-grade high-yield investment bonds (junk bonds). Certain bonds are guaranteed by the U.S. government. The Company limits its risks by investing in bonds and stocks of rated companies, mortgage loans adequately collateralized by real estate, selective real estate supported by appraisals, and policy loans collateralized by policy cash values. In addition, the Company performs due diligence procedures before making mortgage loans. These procedures include evaluations of the creditworthiness of the borrowers and/or tenants and independent appraisals.

(h)	Fair Value Measurements

The Company holds certain long-term bonds, preferred stocks, common stocks, and separate account assets which are carried at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect a view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All assets carried or disclosed at fair value are classified and disclosed in one of the following three categories:

Level 1 – quoted prices in active markets for identical instruments.

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 – instruments whose significant value drivers are unobservable.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(i)	Investment Income Due and Accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default and (b) bonds delinquent more than 90 days or where collection of interest is improbable. As of December 31, 2023, and 2022, the Company’s non-admitted investment income due and accrued was zero. The cumulative amount of paid-in-kind (PIK) interest included in current principal balances was approximately $1,193 and $482 at December 31, 2023, and 2022 respectively.

(j)	Non-admitted Assets

Certain assets, principally certain deferred income tax assets, software, prepaid expenses, and leasehold improvements are designated as non-admitted assets and are excluded from assets by a charge to statutory surplus. Changes in these non-admitted assets are presented as changes in unassigned surplus.

(k)	Aggregate Reserves and Liability for Deposit-Type Contracts

Aggregate reserves for life policies and contracts include reserve amounts principally for life insurance policies, deferred and payout annuity policies, and supplemental health insurance policies including cancer and disability insurance policies. The life insurance reserves are principally based on the 1941, 1958, 1980, 2001, and 2017 Commissioners Standard Ordinary (CSO) mortality tables and are established with interest rate assumptions ranging from 2.0% to 6.0%. Deferred and payout annuity insurance reserves are principally based on the 1983a, Annuity 2020, and 2012 Individual annuity reserve (IAR) mortality tables and are established with interest rate assumptions ranging from 1.7% to 8.8%. Cancer policy reserves are principally based on the 1985 and 2016 Cancer Claim Cost Tables and are established with interest rate assumptions ranging from 3.0% to 5.5%. Disability reserves are principally based on the 2012 Group Long Term Disability Table, with adjustments for actual Company experience. The tabular interest, tabular reserves less actual reserves released, and the tabular cost are determined by formula. Aggregate reserves for accident and health policies include the present value of amounts not yet due on claims, additional reserves, and unearned premiums.

Liability for premiums and other deposit funds include reserves for payout annuities without life contingencies and other accumulation policies that do not subject the Company to any risks from policyholder mortality and morbidity. Such reserves are established using guaranteed interest rates of 1.0% to 8.3%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the month of death for policies developed and issued subsequent to December 1977.

Surrender values are not promised in excess of the legally computed reserves.

Extra premiums are charged for substandard lives in addition to the regular gross premium for the true age. Mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding in addition one half of the extra premium charge for the year.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(l)	Liability for Policy and Contract Claims

Policy and contract claim reserves include a provision for reported claims and claims incurred but not reported. The provision for claims incurred but not reported is estimated based primarily on Company experience. Although these provisions are the Company’s best estimate of the ultimate value, the actual results may vary from these values.

(m)	Interest Maintenance Reserve

IMR represents the deferral of interest-related realized capital gains and losses, net of tax, on primarily fixed maturity investments. These gains and losses are amortized into loss on a level yield method, based on statutory factor tables over the estimated remaining life of the investment sold or called. The IMR balance is included in the other liabilities line in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

(n)	Asset Valuation Reserve

AVR is a contingency reserve for credit-related losses on most investments and is recorded as a liability through a charge to statutory surplus. The reserve is calculated based on credit quality using factors provided by the NAIC. The AVR balance is included in the other liabilities line in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

(o)	Federal Income Taxes

Current income taxes incurred includes current income taxes for the amount of federal income taxes paid or payable for the current year. These amounts are determined based on estimates of federal income taxes for the current year, including tax contingencies and benefits. The Company’s current tax recoverable is reported as a component of other assets and its current tax payable is reported as a component of other liabilities. The changes in current taxes are reflected in the Statutory Statements of Operations.

Deferred income tax assets and liabilities are determined based on differences between statutory financial statement carrying amounts of existing assets and liabilities and their respective tax bases, as well as operating loss, capital loss, and tax credit carryforwards. Temporary differences related to AVR and IMR are not included in the determination of gross deferred income taxes while temporary differences for unrealized gains/losses and nonadmitted assets are included. Gross deferred tax assets (DTA) are reduced by a valuation allowance if it is more likely than not (i.e. greater than 50% likelihood) that some portion or all of the gross deferred tax assets will not be realized. The deferred tax assets and liabilities are measured using federal enacted tax rates. Deferred income tax assets are limited as to their admissibility. The changes in net deferred tax assets and liabilities are reflected in surplus. The Company’s net admitted deferred tax assets are reported as a component of other assets.

(p)	Reinsurance

The Company accounts for reinsurance transactions as prescribed by the applicable accounting standards, which require the reporting of reinsurance transactions relating to the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus on a net basis and precludes immediate gain recognition on reinsurance contracts.

(q)	Guaranty Association Assessments

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies involved in similar lines of business.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(r)	Statutory Capital and Surplus and Dividend Restriction

Capital and surplus of the Company is restricted as to payment of dividends by statutory limitations applicable to insurance companies. Without prior approval of the respective state insurance department, dividends that can be paid are generally limited to the greater of 10% of statutory capital and surplus or the statutory net gain from operations before net realized capital gains/losses reported for the previous calendar year. The maximum dividend payout which may be made without prior approval in 2024 is approximately $193,023.

On March 5, 2024, the company declared an ordinary dividend payable to AFC in an amount not to exceed $160,000 to be paid all or in part by December 31, 2024.

On April 19, 2023, the company declared an ordinary dividend payable to AFC in an amount not to exceed $120,000 to be paid all or in part by December 31, 2023. On December 7, 2022, the company declared an ordinary dividend payable to AFC in an amount not to exceed $152,000 to be paid all or in part by April 15, 2023. On April 8, 2021, the company declared an ordinary dividend payable to AFC in an amount not to exceed $100,000 to be paid all or in part by December 31, 2021.

The Company paid cash dividends to AFC in the amount of approximately $121,000, $146,000 and $125,000 during 2023, 2022 and 2021, respectively. There were no other transactions with affiliates in amounts which exceeded one half of one percent of the total admitted assets of the Company.

The portion of unassigned funds (surplus) represented or reduced by cumulative unrealized gains and losses was $22,754 and $38,253 respectively for the years ended December 31, 2023, and 2022.

The Oklahoma Insurance Department has adopted Risk Based- Capital (RBC) requirements for life insurance companies. The RBC calculation serves as FN 1a benchmark for the regulation of life insurance companies by state insurance regulators. RBC provides surplus formulas similar to target surplus formulas used by commercial rating agencies. The formulas specify various weighting factors that are applied to statutory financial balances or various levels of activity based on the perceived degree of risk and are set forth in the RBC requirements. The Company has calculated RBC in accordance with the NAIC’s Model Rule and RBC rules as adopted by the Oklahoma Insurance Department. The RBC, as calculated by the Company, exceeds levels requiring Company or regulatory action as of December 31, 2023, and 2022.

(s)	Separate Accounts

The Company maintains a separate account under Oklahoma insurance law designated as American Fidelity Separate Account A (Account A). Account A’s investment is in the Vanguard Total Stock Market Index Fund. Under Oklahoma law, the assets of Account A are segregated from the Company’s assets, are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.

The Company also maintains separate accounts under Oklahoma insurance law designated as American Fidelity Separate Account B (Account B) and American Fidelity Separate Account C (Account C). Account B and Account C are registered as unit investment trusts under the Investment Company Act of 1940, as amended. Under Oklahoma law, the assets of each of the ten (10) segregated subaccounts of Account B and the ten (10) segregated subaccounts of Account C are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

The separate accounts maintained by the Company represent funds for nonguaranteed variable annuities. The assets of these accounts are carried at fair value. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. These variable annuities generally provide an incidental death benefit of the greater of the account value or the premium paid. The minimum guaranteed death benefit reserve is held in the Company’s general account. For the years ended December 31, 2023, 2022, and 2021, the amount of premiums, considerations, or deposits was approximately $110,691, $106,312, and $101,436 respectively.

(t)	Investments in Affiliates, Joint Ventures, Partnerships, or Limited Liability Companies

The statutory financial statements include the Company’s investment in its wholly-owned subsidiaries. Intercompany accounts and transactions have not been eliminated from the statutory financial statements. The Company’s wholly and majority-owned subsidiaries as of December 31, 2023, and 2022 are noninsurance entities that have no significant ongoing operations other than to hold assets that are primarily for the direct or indirect benefit or use of the Company or its affiliates and are carried at the underlying equity of the respective entity’s financial statements adjusted to a statutory basis of accounting. On October 12, 2021, the Company liquidated Hawaii Development, LLC. In conjunction with the liquidation, the Company recognized capital gains of $14,389. On December 31, 2021, the Company sold its 50% ownership in Cameron Ventures, LLC to AFC for $13,175, and recognized capital gains of $2,847.

The Company’s investments in joint ventures, partnerships, and limited liability companies are recorded at cost, adjusted for the Company’s share of the GAAP basis earnings or losses of the investee, net of any distributions received. Such investments are reported as other invested assets, and the related adjustments are reported as unrealized capital gains or losses in surplus. Distributions are recognized in investment income when declared to the extent that they are not more than undistributed accumulated earnings. Distributions more than undistributed earnings are recorded as a reduction of the carrying amount of the investment.

(u)	Company Owned Life Insurance

The Company is the owner of three single-premium insurance policies and one group variable life insurance policy for certain current and former executives of the Company, where the Company is the beneficiary. These policies, accounted for using the investment method, are recorded in other assets at their net cash surrender values, as reported by the four issuing insurance companies, whose Standard & Poor’s financial strength ratings are AA+ for the single premium insurance policies and A for the group variable life insurance policy. The net cash surrender values totaled approximately $86,582 and $79,816 as of December 31, 2023, and 2022, respectively. The face value (death benefit) of the life insurance policies underlying the contracts was approximately $191,897 and $188,227 as of December 31, 2023, and 2022, respectively.

(v)	Application of Accounting Pronouncements

In 2022, the NAIC adopted revisions to SSAP No. 43R, Loan-Backed and Structured Securities, which were effective December 31, 2022, and applied on a prospective basis. These revisions require reporting of non-rated residual tranches or interest on Schedule BA at the lower of cost or fair value, with changes reported as an unrealized gain or loss. These revisions also adopted “option1” for revised guidance which retains summarized financial modeling guidance for residential mortgage-backed securities and commercial mortgage-backed securities. These revisions were disclosure only in nature.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(2)	Admitted and Nonadmitted Assets

Assets in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus are stated at admitted asset values, which are the values permitted to be reported in the annual report to the Oklahoma Insurance Department. All other assets are “nonadmitted assets” and are excluded from the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus by a charge to surplus. Nonadmitted assets as of December 31 were as follows:

	2023	2022
Deferred tax asset	$53,979	$43,812
Furniture and equipment	12,737	13,745
Prepaids, deposits, and other receivables	24,179	16,871
Uncollected premiums	5,579	10,433
Equipment and software	10,044	6,994
Amounts receivable from reinsurers	1,227	3,581
Agents’ balances	2	16

	$107,747	$95,452

(3)	Investments

(a)	Bonds, Preferred and Common Stocks

As of December 31, 2023, and 2022, the carrying value and estimated fair value of bonds, preferred stock, and common stock were as follows:

	2023
	Carrying value/ amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
Bonds:
U.S. Treasury securities	$512	$—	$(46)	$466
Special revenue	370,442	2,314	(54,765)	317,991
States and territories	740,641	3,482	(136,084)	608,039
Industrial & miscellaneous	2,676,966	24,409	(318,719)	2,382,656
Loan-backed securities	1,045,483	4,314	(142,559)	907,238

Total bonds	4,834,044	34,519	(652,173)	4,216,390

Preferred and common stocks:
Preferred stocks	5,242	505	(5)	5,742
Common stocks - unaffiliated	22,109	8,465	(1,702)	28,872
Common stocks - affiliated	104	1,014	—	1,118

Total stocks	27,455	9,984	(1,707)	35,732

Total	$4,861,499	$44,503	$(653,880)	$4,252,122

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

	2022
	Carrying value/ amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
Bonds:
U.S. Treasury securities	$517	$—	$(63)	$454
Special revenue	315,304	1,397	(57,981)	258,720
States and territories	775,028	2,968	(168,078)	609,918
Industrial & miscellaneous	2,634,187	13,480	(402,908)	2,244,759
Loan-backed securities	973,850	1,173	(146,943)	828,080

Total bonds	4,698,886	19,018	(775,973)	3,941,931

Preferred and common stocks:
Preferred stocks	5,223	422	(167)	5,478
Common stocks - unaffiliated	20,775	10,190	(1,204)	29,761
Common stocks - affiliated	104	974	—	1,078

Total stocks	$26,102	11,586	(1,371)	36,317

Total	4,724,988	$30,604	$(777,344)	$3,978,248

(b)	Bonds by Contractual Maturity

The carrying value and estimated fair value of investments in bonds as of December 31, 2023, by expected maturity, are shown below. Scheduled contractual maturities may differ from expected maturities because the issuers of such securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying value/ amortized cost	Estimated fair value
Due in one year or less	$43,780	$43,010
Due after one year through five years	427,062	414,163
Due after five years through ten years	1,011,687	923,293
Due after ten years	2,306,032	1,928,686
Mortgage-backed securities & other structured securities	1,045,483	907,238

	$4,834,044	$4,216,390

As of December 31, 2023, 2022, and 2021, there were no securities sold, disposed, or otherwise redeemed and the aggregate amount of investment income generated as a result of prepayment penalty and/or acceleration fee.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

Selected information about disposals of bonds is as follows:

	As of December 31,
	2023	2022	2021
Bonds:
Proceeds from sales	$79,303	$311,971	$426,359
Gross realized gains	302	3,218	18,932
Gross realized losses	(2,989)	(11,275)	(4,532)
Net gains on calls and redemptions	(851)	2,668	12,822
Net losses on conversions and exchanges	(2,148)	—	—

(c)	Other-Than-Temporary Impairments

The Company periodically reviews its investment portfolio to determine if provisions for possible losses or provisions for other than temporary impairment (OTTI) are necessary. In connection with this determination, management reviews published fair values, credit ratings, independent appraisals, expected cash flows, and other valuation information. Securities with impairments are written down to the present value of expected cash flows to be collected unless the Company has the intent to sell or inability to retain the security until recovery of amortized cost.

There was no OTTI recorded on bonds, preferred, or common stocks for the year ended December 31, 2023. For the years ended December 31, 2022 and 2021, the Company recorded OTTI of $1,788 and $4,275, respectively. While management believes that no additional provisions for OTTI are currently necessary, adjustments may be necessary in the future due to changes in economic conditions.

(d)	Net Investment Income

Net investment income for the years ended December 31, 2023, 2022, and 2021 is summarized below:

	2023	2022	2021
Interest on bonds	$187,338	$171,681	$168,291
Dividends on preferred and common stocks	449	299	1,512
Interest on mortgage loans	32,950	31,013	31,768
Investment real estate income	7,055	6,660	6,677
Interest on policy loans	2,927	3,041	3,009
Interest on cash & short-term investments & other	11,963	6,936	8,453

Gross investment income	242,682	219,630	219,710
Less investment expenses	46,436	43,617	40,066

Net investment income	$196,246	$176,013	$179,644

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

Net realized capital gains (losses) for the years ended December 31, 2023, 2022, and 2021 consisted of the following:

	2023	2022	2021
Realized (loss) gain on bonds	$(5,686)	$(5,389)	$27,222
Realized gain on preferred stocks of nonaffiliates	—	—	25
Realized gain on common stocks of nonaffiliates	4,154	3,397	2,899
Loss on bonds OTTI	—	(1,788)	(4,275)
Other capital (loss) gain	(4,485)	4,535	17,283

Total realized capital (losses) gains before federal income tax and IMR transfers	(6,017)	755	43,154
Federal income tax expense (benefit)	263	(25)	6,564
Less IMR transfers	(4,549)	(4,091)	21,843

Net realized capital (losses) gains	$(1,731)	$4,871	$14,747

(e)	Unrealized Losses

Gross unrealized losses on investment securities and the fair value of the related securities, aggregated by investment category and length of time that individual securities are in a continuous unrealized loss position, as of December 31, 2023, and 2022 were as follows:

	2023
	Less than 12 months		12 months or longer		Total
	Estimated Fair value	Unrealized losses	Estimated Fair value	Unrealized losses	Estimated Fair value	Unrealized losses
U.S. Treasury securities	$—	$—	$466	$(46)	$466	$(46)
Special revenue	31,632	(368)	185,278	(54,397)	216,910	(54,765)
States & territories	4,193	(61)	497,934	(136,023)	502,127	(136,084)
Corporate bonds	110,129	(6,832)	1,856,728	(311,888)	1,966,857	(318,720)
Loan-backed securities	18,611	(216)	590,117	(142,343)	608,728	(142,559)

Total	$164,565	$(7,477)	$3,130,523	$(644,697)	$3,295,088	$(652,174)

	2022
	Less than 12 months		12 months or longer		Total
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
	Fair value	losses	Fair value	losses	Fair value	losses
U.S. Treasury securities	$—	$—	$454	$(63)	$454	$(63)
Special revenue	135,805	(29,123)	52,685	(28,859)	188,490	(57,982)
States & territories	489,695	(156,346)	22,746	(11,731)	512,441	(168,077)
Corporate bonds	1,719,068	(306,048)	272,049	(96,860)	1,991,117	(402,908)
Loan-backed securities	608,955	(92,422)	174,785	(54,521)	783,740	(146,943)

Total	$2,953,523	$(583,939)	$522,719	$(192,034)	$3,476,242	$(775,973)

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

The investments included in states and territories are high-grade investment quality bonds. Investments included in special revenue securities are comprised of general obligations of U.S. Government-sponsored agencies for which the U.S. Government is indirectly obligated. The unrealized losses are due to interest rate fluctuations, which result in a decline in market value from the original purchase price. Because the securities were acquired during a period of low interest rates, unrealized losses may continue and may become more severe in a rising interest rate environment. The Company expects the unrealized losses to reverse as the securities shorten in duration and mature and because the Company could hold these investments to maturity and does not intend to sell until a market price recovery or maturity, these investments are not considered other than temporarily impaired.

The investments included in corporate securities are comprised of corporate bonds. The unrealized loss is due to interest rate fluctuations, the current market, and the economic environment, which affects corporate credit ratings and changes in sector spreads. The unrealized loss may continue and may become more severe if the economy slows or interest rates rise. Because the decline in fair value is attributable to interest rates and economic changes and a slight decline in credit quality, and because the Company expects all contractual cash flows will be received and has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.

The investments included in loan-backed securities are comprised of U.S. Government-sponsored agency mortgage-backed securities for which the U.S. Government is not directly obligated, and private label whole loan collateralized mortgage obligations. The unrealized losses on these securities are a result of the current market and economic conditions that affect the mortgage-backed sector. The credit quality of some mortgage-backed bonds has declined due to the larger number of delinquencies in the market. Because the decline in fair value is attributable to changes in market and economic conditions and the Company believes all contractual cash flows will be received and has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired. When the Company believes it will not receive all contractual cash flows, the securities are considered other-than-temporarily impaired.

The Company has no direct exposure to subprime mortgage-related risk. An extensive pre-purchase analysis is performed on every loan-backed security. By purchasing only agency mortgage-backed securities and AAA collateralized mortgage-backed whole loan securities, direct exposure to sub-prime mortgages is virtually eliminated.

There were no loan-backed securities that recognized OTTI in 2023, 2022, and 2021 and there were no securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(f)	Mortgage Loans

During 2023, the Company invested $118,088 in new commercial mortgage loans.

The commercial mortgage loan portfolio is invested in a variety of commercial property types located in the United States. As of December 31, 2023, and 2022, the distribution of the portfolio by property type and geographic location was as follows:

	2023		2022
	Carrying Value	% of Total	Carrying Value	% of Total
Property type:
Office	$193,124	25%	$174,514	24%
Retail	276,405	36%	278,545	39%
Industrial	140,826	18%	108,071	15%
1-4 Family	—	0%	5,053	1%
Apartments	72,835	10%	61,109	9%
Other	83,174	11%	89,529	12%

Total recorded investment	766,364	100%	716,821	100%

Less valuation allowance	—	—	—	—

Carrying value, net of valuation allowance	$766,364	100%	$716,821	100%

	2023		2022
	Carrying Value	% of Total	Carrying Value	% of Total
Geographic location:
New England	$16,259	2%	$20,886	3%
Middle Atlantic	69,705	9%	50,293	7%
East North Central	130,144	17%	100,953	14%
West North Central	19,029	3%	18,182	3%
South Atlantic	151,029	20%	164,386	22%
East South Central	79,012	10%	78,250	11%
West South Central	93,125	12%	97,591	14%
Mountain	85,683	11%	84,617	12%
Pacific	122,378	16%	101,663	14%

Total recorded investment	766,364	100%	716,821	100%

Less valuation allowance	—	—	—	—

Carrying value, net of valuation allowance	$766,364	100%	$716,821	100%

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

The following table contains the risk categories of the loan portfolio. Loans are rated from CM1 (highest quality) to CM3 (medium quality). The factors that contribute to the CM category include the sector type, the loan-to-value ratio (LTV), the debt service coverage ratio (DSC), whether the loan is a construction loan, and whether the loan has cash reserves. These loans are transitional or under construction and may not yet be income-producing. The information for this credit quality indicator was updated in December 2023.

	2023		2022
	Carrying Value	Number of Loans	Carrying Value	Number of Loans
Risk categories:
CM1	$652,720	274	$589,680	259
CM2	108,729	30	126,410	29
CM3	4,915	1	731	1

Carrying value, net of valuation allowance	$766,364	305	$716,821	289

The maximum and minimum lending rates for mortgage loans originated during 2023 were 6.85% and 5.3%, respectively. The maximum and minimum lending rates for mortgage loans originated during 2022 were 5.95% and 3.00%, respectively. The maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 80% during 2023 and 2022. During 2023 and 2022, the Company did not reduce interest rates on any outstanding mortgage loans. During 2023 and 2022, the Company held no mortgages with interest more than 180 days past due or impaired mortgage loans. The Company did not have any mortgage loans past due as of December 31, 2023, and 2022.

No commercial mortgage loans were written off in 2023 or 2022.

(g)	Securities Lending

Securities loaned are re-registered but remain beneficially owned by the Company. None of the collateral is restricted. Cash collateral received is recorded in securities lending reinvested collateral and the offsetting liabilities are recorded in payable for securities lending. There were no securities loaned outstanding as of December 31, 2023, and 2022.

(h)	Real Estate

The Company holds certain real estate investments located in Arlington, TX, and Irving, TX. These investments consist of land and buildings which are leased as commercial office space. During 2023, increasing vacancy rates and declining fair values in the commercial real estate market led to the properties being evaluated for recoverability. Recoverability testing indicated that the properties’ carrying values exceeded the sum of their undiscounted cash flows, and the properties were impaired.

Fair value was independently determined for each property from a third-party appraisal. An impairment loss of $734 and $4,787 was recognized for the Arlington, TX property and the Irving, TX property respectively in November 2023. The impairment losses are recorded in net realized capital gains (losses) in the Statement of Operations.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(i)	Restricted Assets

The following table sets forth restricted assets including pledged assets held by the Company as of December 31, 2023, and 2022:

	Gross (admitted and nonadmitted) restricted
Restricted asset category	Total 2023 admitted restricted	Total 2022 admitted restricted	Increase/ (decrease)	% of 2023 Total Admitted Assets
FHLB capital stock *	$26,887	$27,270	$(383)	0.34%
On deposit with states	3,068	3,028	40	0.04%
Pledged collateral to FHLB	1,001,265	971,232	30,033	12.54%

Total restricted assets	$1,031,220	$1,001,530	$29,690	12.92%

* Federal Home Loan Bank (FHLB)

There were no general account restricted assets, including pledged assets, supporting separate account activity as of December 31, 2023, and 2022.

As of December 31, 2023, and 2022, the Company held no other restricted assets.

(4)	Fair Value of Financial Instruments

Assets that are recorded at fair value are categorized into a three-level fair value hierarchy as required by SSAP No. 100R, Fair Value Measurements. The balances of these assets as of December 31, 2023, and 2022 were as follows:

	2023
	Level 1	Level 2	Level 3	Total
Assets recorded at fair value:
Bonds – industrial and miscellaneous	$—	$—	$—	$—
Common stock – unaffiliated	27,250	1,622	—	28,872
Common stock – affiliated	—	1,118	—	1,118
Separate account assets	1,482,468	—	—	1,482,468
Perpetual preferred stock	231	—	—	231

Total assets at fair value	$1,509,949	$2,740	$—	$1,512,689

	2022
	Level 1	Level 2	Level 3	Total
Assets recorded at fair value:
Bonds – industrial and miscellaneous	$—	$—	$—	$—
Common stock – unaffiliated	27,681	2,080	—	29,761
Common stock – affiliated	—	1,078	—	1,078
Separate account assets	1,206,759	—	—	1,206,759

Total assets at fair value	$1,234,440	$3,158	$—	$1,237,598

There were no securities reported at fair value with unobservable inputs (Level 3) as of December 31, 2023, or 2022.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

The following tables set forth the Company’s financial instruments’ fair value, carrying amount and level of fair value amounts as of December 31, 2023, and 2022:

		Estimated fair value as of December 31, 2023
Financial Instruments	Carrying amount	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)	Net Asset Value or Equivalent	Total
Assets:
Separate account assets	$1,482,468	$1,482,468	$—	$—	$—	$—	$1,482,468
Policy loans	50,836	—	—	—	50,836	—	50,836
Other invested assets	187,000	—	10,889	659	—	176,553	188,101
Cash and short-term investments	277,571	277,571	—	—	—	—	277,571
Bonds	4,834,044	466	4,160,948	54,976	—	—	4,216,390
Common stock	29,990	27,250	2,740	—	—	—	29,990
Preferred stock	5,242	1,237	4,505	—	—	—	5,742
Mortgage loans	766,364	—	—	714,308	—	—	714,308
Liabilities:
Certain policy liabilities	$2,267,630	$—	$—	$2,266,742	$—	$—	$2,266,742
Borrowed money	287,213	—	278,659	—	—	—	278,659

		Estimated fair value as of December 31, 2022
Financial Instruments	Carrying amount	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)	Net Asset Value or Equivalent	Total
Assets:
Separate account assets	$1,206,759	$1,206,759	$—	$—	$—	$—	$1,206,759
Policy loans	47,967	—	—	—	47,967		47,967
Other invested assets	248,434	—	9,035	910	—	239,441	249,386
Cash and short-term investments	272,709	272,709	—	—	—	—	272,709
Bonds	4,698,886	454	3,898,512	42,965	—	—	3,941,931
Common stock	30,839	27,681	3,158	—	—	—	30,839
Preferred stock	5,179	1,055	4,423	—	—	—	5,478
Mortgage loans	716,821	—	—	654,089	—	—	654,089
Liabilities:
Certain policy liabilities	$2,204,769	$—	$—	$2,203,743	$—	$—	$2,203,743
Borrowed money	382,302	—	366,811	—	—	—	366,811

(a)	Cash and Short-Term Investments

The carrying amounts of the financial instruments listed above approximate their fair values because they mature within a relatively short period of time, and do not present unanticipated credit concerns.

(b)	Bonds, Common Stocks, Preferred Stocks, and Other Invested Assets

For fixed maturities and marketable equity securities, for which market quotations generally are available, the Company primarily uses independent pricing services to assist in determining fair value measurements. When the fair value of certain securities is not readily available, the fair value estimates are based on quoted market prices of similar instruments adjusted for the differences between the quoted instruments and the instruments being valued, or fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with comparable maturities as the investments being valued. The Company’s investments also include certain less liquid or private fixed-maturity debt and equity securities, such as private placements and certain structured notes. Valuations are estimated based on nonbinding broker prices or valuation models such as discounted cash flow models and other similar techniques that use observable or unobservable inputs and are considered Level 3.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

Certain of the Company’s other invested assets include investments in limited partnerships that are measured using net asset value (NAV) as a practical expedient to fair value. The election to use NAV as a practical expedient was made in 2022. Investment strategies of these investments include private equity, direct real estate, middle market lending, and commercial mortgage lending. Investments measured at NAV totaling $47,810 are in closed-end investment vehicles that cannot be redeemed until maturity, ranging from 2024 to 2035.

The fair value of equity securities is based on quotations from independent pricing services, published bid prices, or bid quotations received from securities dealers.

Separate account assets, which consist of common stocks, are valued at unadjusted quoted prices and are classified as Level 1.

(c)	Mortgage Loans

Fair values are estimated for portfolios of loans with similar characteristics using a discounted cash flow model. Commercial mortgage loans have average net yield rates of 4.31% and 4.08% for December 31, 2023, and 2022, respectively. These rates reflect the credit and interest rate risk inherent in the loans. Assumptions regarding credit risk, cash flows, and discount rates are judgmentally determined using available market information and specific borrower information.

(d)	Policy Loans

Policy loans have average interest yields of 5.92% and 6.22% as of December 31, 2023, and 2022, respectively, and have no specified maturity dates. These loans typically carry an interest rate that is tied to the crediting rate applied to the related policy and contract reserves. Policy loans are an integral part of the life insurance policies that the Company has in force and cannot be valued separately.

(e)	Certain Policy Liabilities

Certain policies sold by the Company are investment-type contracts. These liabilities are segregated into two categories: premiums and other deposit funds and immediate annuities. These liabilities are further defined to segregate the deferred annuity contract with life contingencies, which are reported as aggregate reserves for life policies and contracts. The fair value of aggregate reserves for life policies and contracts is estimated as the fund value of each policy less applicable surrender charges. The fair value of the immediate annuities without life contingencies and premiums and other deposit funds is estimated as the discounted cash flows of expected future benefits less the discounted cash flows of expected future premiums, using the current U.S. Treasury spot rates.

	2023		2022
	Carrying value/cost	Estimated fair value	Carrying value/cost	Estimated fair value
Aggregate reserves for life policies & contracts	$2,267,630	$2,266,742	$2,204,769	$2,203,743
Annuities	$17,389	$17,277	$18,698	$18,418

(f)	Borrowed Money

The fair value of the Company’s notes payable is estimated by the present value of a stream of future expected cash flows using an appropriate discount rate. Discount factors are based on current borrowing rates adjusted for the remaining duration of those borrowings.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(5)	Low-Income Housing Tax Credit

Low-income housing tax credits (LIHTC) are recorded within other invested assets in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. During the years ended December 31, 2023, and 2022 and as of December 31, 2023, and 2022, LIHTC were as follows:

	2023
Fund Name	Initial Investement	Remaining Years of Unexpired Credits	Remaining Years Required to Hold LIHTC Investments	Amount of LIHTC & Other Tax Benefits Recognized	Balance of Investment Recognized
Oklahoma Fund III, LP	2010	0	5	$9	$17
Oklahoma Fund IV, LP	2012	0	5	23	49
MHEG Community Fund 41, LP	2013	4	9	73	159
MHEG Community Fund 43, LP	2014	4	9	75	162
MHEG Community Fund 45, LP	2015	5	10	75	272

Total				$255	$659

	2022
Fund Name	Initial Investement	Remaining Years of Unexpired Credits	Remaining Years Required to Hold LIHTC Investments	Amount of LIHTC & Other Tax Benefits Recognized	Balance of Investment Recognized
Oklahoma Fund III, LP	2010	1	6	$21	$26
Oklahoma Fund IV, LP	2012	1	7	40	72
MHEG Community Fund 41, LP	2013	4	9	80	232
MHEG Community Fund 43, LP	2014	5	10	76	235
MHEG Community Fund 45, LP	2015	6	11	75	345

Total				$292	$910

LIHTC property is not subject to regulatory reviews and does not exceed 10% of total admitted assets as of December 31, 2023, and 2022. The Company did not recognize impairment losses on the LIHTC investments in 2023 or 2022.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(6)	Separate Accounts

The Company utilizes Separate Accounts to record and account for variable annuity business. In accordance with the Insurance Code of the State of Oklahoma, variable annuities are supported for separate account classification by Title 36, Chapter 2, Section 6061. As of December 31, 2023, and 2022, the Company Separate Account statement included legally insulated assets of approximately $1,482,468 and $1,206,759, respectively, attributed to variable annuity contracts. The Separate Accounts held by the Company represent nonguaranteed variable annuity funds. The Separate Accounts do not have a securities lending program.

The assets of these accounts are carried at fair value. The net investment experience of the Separate Accounts is credited directly to the policyholder and can be positive or negative. These variable annuities generally provide an incidental death benefit of the greater of account value or premium paid. The minimum guaranteed death benefit reserve is held in Exhibit 5, Miscellaneous Reserves Section, of the Company’s general account annual statement.

	2023	2022	2021
1. Premiums, considerations, or deposits for year ended December 31	$110,691	$106,312	$101,436
2. Reserves as of December 31:
For accounts with assets at:
a. Fair value	$1,482,468	$1,206,759	$1,436,826
b. Amortized cost	—	—	—

c. Total reserves	$1,482,468	$1,206,759	$1,436,826

3. By withdrawal characteristics:
a. Subject to discretionary withdrawal	$—	$—	$—
b. With market value adjustment	—	—	—
c. At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—
d. At fair value	$1,482,468	$1,206,759	$1,436,826
e. At book value without market value adjustment and with current surrender charge less than 5%	—	—	—

f. Subtotal	$1,482,468	$1,206,759	$1,436,826
g. Not subject to discretionary withdrawal	—	—	—

h. Total	$1,482,468	$1,206,759	$1,436,826

4. Reserves for asset default risk in lieu of AVR	$—	$—	$—

Reconciliation of net transfers to or (from) Separate Accounts.

	2023	2022	2021
Transfers as reported in the statements of operations of the separate accounts statements:
Transfers to separate accounts	$110,691	$106,312	$101,436
Transfers from separate accounts	(73,715)	(66,521)	(73,815)

Net transfers to separate accounts	36,976	39,791	27,621

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(7)	Aggregate Reserves

As of December 31, 2023, and 2022, the following table summarizes the aggregate reserves for the Company:

	2023	2022
Life, accident and health annual statement:
Life insurance, net	$634,180	$576,316
Accidental death benefits, net	6,195	5,187
Disability - active lives, net	14,588	11,823
Disability - disabled lives, net	7,478	8,267
Miscellaneous reserves, net	18,945	17,207

Total Aggregate Reserves	$681,386	$618,800

The Company had approximately $1,265,300 and $1,321,300 of insurance in force (after reinsurance ceded) for which the gross premiums are less than the net premiums according to the standard valuation set by the state of Oklahoma as of December 31, 2023 and 2022, respectively.

As of December 31, 2023 and 2022, the total gross annuity actuarial reserves and deposit liabilities were approximately $4,075,240 and $3,654,544, respectively, and the net annuity actuarial reserves and deposit liabilities were approximately $4,070,716 and $3,649,768, respectively. The ceded amount of annuity actuarial reserves and deposit liabilities was approximately $4,524 and $4,776 as of December 31, 2023 and 2022, respectively. The Company’s earnings related to these products are impacted by conditions in the overall interest rate environment.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

The following table summarizes the analysis of life and annuity actuarial reserves by withdrawal characteristics as of December 31, 2023 and 2022:

	Cash Value		Reserves
	2023	2022	2023	2022
Subject to discretionary withdrawal, surrender values or policy loans:
Term Policies with Cash Value	$1,450	$154	$900	$82
Universal Life	26,479	28,325	27,071	28,962
Universal Life with Secondary Guarantees	29,161	31,263	29,484	31,698
Other Permanent Cash Value Life Insurance	438,113	421,180	678,693	641,890
Miscellaneous Reserves	—	—	1,767	1,279

Not subject to discretionary withdrawal or no cash values:
Term Policies without Cash Value	XXX	XXX	257,000	254,437
Accidental Death Benefits	XXX	XXX	6,289	5,295
Disability - Active Lives	XXX	XXX	14,650	11,895
Disability - Disabled Lives	XXX	XXX	8,677	9,459
Miscellaneous Reserves	XXX	XXX	261,937	286,340

Total, gross	$495,203	$480,922	$1,286,468	$1,271,337

Reinsurance Ceded	208,806	215,756	605,082	652,537

Total, net	$286,397	$265,166	$681,386	$618,800

The amount of annuities (Group and Individual) with life contingencies as of December 31, 2023 and 2022 were as follows:

	General Accounts		Separate Account Nonguaranteed
Individual & Group Annuities	2023	2022	2023	2022
Subject to discretionary withdrawal
At book value less current surrender charge of 5% or more	$22,526	$23,617	$—	$—
At fair value	—	—	1,471,312	1,196,831
At book value without adjustment (minimal or no charge or adjustment)	2,249,614	2,185,759	—	—
Not subject to discretionary withdrawal	19,629	20,270	—	—

Total, gross	$2,291,769	$2,229,646	$1,471,312	$1,196,831

Reinsurance ceded	4,525	4,607	—	—

Total, net	$2,287,244	$2,225,039	$1,471,312	$1,196,831

The amount included in annuities subject to discretionary withdrawal at book value less current surrender charges of 5% or more that will move to annuities subject to discretionary withdrawal at book value without adjustments was $8,462 and $8,125 respectively as of December 31, 2023 and 2022.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

The amount of deposit-type contract funds as of December 31, 2023 and 2022 were as follows:

	2023	2022
Subject to discretionary withdrawal, book value	$196	$243
Not subject to discretionary withdrawal	311,965	227,825

Total, gross	312,161	228,068
Reinsurance ceded	107	169

Total, net	$312,054	$227,899

Reconciliation of Reserves
Life & Accident & Health Annual Statement	2023	2022
Annuities	$2,267,630	$2,204,769
Supplementary Contracts w/ Life Contingencies	19,614	20,270
Deposit-Type Contracts	312,054	227,899

Subtotal	2,599,298	2,452,938

Separate Accounts Annual Statement	1,471,312	1,196,831

Combined Total	$4,070,610	$3,649,769

(8)	Liability for Accident and Health Reserves

Activity in the liabilities for accident and health policy reserves and policy claims is summarized in the following table. The liabilities for accident and health policy reserves and policy claims include policy and contract claims in process and the corresponding claims reserve. The amounts are included as a component of the aggregate reserves for accident and health policies and the policy and contract claims presented in the accompanying Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

	2023	2022	2021
Liability beginning of year, net of reinsurance	$616,497	$595,747	$559,873
Incurred related to:
Current year	515,006	525,127	484,996
Prior years	(51,862)	(24,689)	(56,421)

Total incurred	463,144	500,438	428,575

Paid related to:
Current year	269,844	259,215	229,377
Prior years	214,607	220,473	163,324

Total paid	484,451	479,688	392,701

Liability end of year, net of reinsurance	$595,190	$616,497	$595,747

Reinsurance recoverable on paid losses was approximately $39 and $39 as of December 31, 2023 and 2022, respectively.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

The liability for unpaid policy claims is comprised of claims incurred but not reported and claims reported and in course of settlement. The accident and health policy reserve includes a claim reserve of approximately $456,588 and $473,475 in 2023 and 2022, respectively, which represents the estimated present value of future benefits.

The liability for policy and contract claims presented in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus also included $21,008 and $18,600 of life contract claims as of December 31, 2023 and 2022, respectively.

The provision for accident and health (A&H) benefits pertaining to prior years decreased approximately $51,862 in 2023 from the prior year estimate. This decrease overall includes better than expected experience of approximately $38,012 for disability, $537 as group medical, and approximately $16,774 in all other lines of A&H business, and worse than expected experiences of approximately $3,461 for cancer/individual medical.

The provision for accident and health (A&H) benefits pertaining to prior years decreased approximately $24,689 in 2022 from the prior year estimate. This decrease overall includes better than expected experience of approximately $23,224 for disability, $3,622 as group medical, and approximately $1,448 in all other lines of A&H business, and worse than expected experiences of approximately $3,605 for cancer/individual medical.

The provision for accident and health (A&H) benefits pertaining to prior years decreased approximately $56,421 in 2021 from the prior year estimate. This decrease overall includes better than expected experience of approximately $32,544 for disability, $7,470 for cancer/individual medical, $14,920 as group medical, and approximately $1,487 in all other lines of A&H business.

The Company did not incur additional expense stemming from lawsuits for extra contractual obligations or bad faith in 2023, 2022 or 2021.

(9)	Reinsurance

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Management believes that all reinsurers presently used are financially sound and will be able to meet their contractual obligations; therefore, no significant allowance for uncollectible amounts has been included in the Company’s statutory financial statements as of December 31, 2023 and 2022.

On March 6, 2019, Scottish Re US Inc. (“Scottish Re”), a reinsurance company domiciled in Delaware, was ordered into receivership for the purposes of rehabilitation by the Court of Chancery of the State of Delaware (the “Court”). The proposed Plan of Rehabilitation of Scottish Re was filed in the Court on June 30, 2020. On July 18, 2023, Scottish Re was declared insolvent and ordered into liquidated by the Court. As set forth in the Liquidation and Injunction Order (the “Order”), all agreements of reinsurance issued by Scottish Re were canceled September 30, 2023. At the time of cancellation, reinsurance recoverables on paid losses of approximately $2,454 related to Scottish Re were written off. Additionally, the Company removed an associated reserve credit of approximately $10,567 as of September 30, 2023. See Note 17 for impact of liquidation on Mid-Continent Life block of business.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

The Company established a liquidation receivable of approximately $2,230, net of impairment of approximately $2,230; however, the timing of the receipt of payment is currently not known as the final liquidation policy and procedures documents have not yet been finalized by the Court. The liquidation receivable is an encumbered asset, and as a result, the Company elected to non-admit the full receivable. The Company will continue to monitor developments related to the Order, including any expected recovery of outstanding amounts receivable.

For reinsurance arrangements outside of Scottish Re, the estimated amounts that reduced the reserves for future policy benefits as of December 31, 2023 and 2022 for reinsurance ceded were approximately $938,193, and $974,382, respectively. As of December 31, 2023 and 2022, amounts that reduced the reserves for future policy benefits of approximately $563,571 and $588,847, respectively, were associated with one reinsurer.

Effective October 1, 2021, the company terminated a long-standing financial reinsurance treaty with RGA Reinsurance Company. The treaty provided surplus relief in the form of a reserve credit of $14,975. Upon termination, that reserve credit was eliminated. As a result, the company’s reserve liability increased by approximately $14,975.

As of December 31, 2023 and 2022, the Company had unsecured aggregate recoverable from the following reinsurers for policy and contracts claims, paid and unpaid, that exceeds 3% of the Company’s surplus, as follows:

Group	2023	2022
Hannover Reassurance (Ireland) LTD	$20,626	$18,671
Hannover Life Reassurance Company	6,607	8,954

Total group	$27,233	$27,625

Reinsurance agreements in effect for life insurance policies provide for retention amounts that vary according to the age of the insured and the type of risk. The maximum retention for most life insurance plans is $500. Lower limits apply for certain coverages. Higher amounts, not exceeding $1,000, are retained for certain policies that were reinsured under agreements terminated on September 30, 2023, due to the liquidation of Scottish Re. The maximum retention for currently issued group life insurance is $25, and the maximum retention for Latin American individual life insurance is $250. As of December 31, 2023 and 2022, the face amounts of life insurance in force that are reinsured amounted to approximately $6,591,884 and $7,117,114, respectively (approximately 17.13% and 19.75% of total life insurance in force, respectively).

Reinsurance agreements in effect for accident and health insurance policies vary with the type of coverage. There are no accident and health reinsurance treaties subject to retention limits.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

The effects of reinsurance agreements on earned premiums, prior to deductions for benefits and commission allowances, are as follows for the years ended December 31, 2023, 2022 and 2021:

	2023	2022	2021
Reinsurance ceded	$107,609	$120,535	$198,837
Reinsurance assumed	29,904	62,769	48,061

Reinsurance agreements reduced benefits paid for life and accident and health policies by approximately $163,673, $153,860, and $213,213 for the years ended December 31, 2023, 2022 and 2021, respectively.

The Company had no commutation of reinsurance or ceding entities that utilized captive reinsurers to assume reserves subject to the XXX/AXXX Captive Framework in 2023 or 2022.

The Company had no certified reinsurance rating downgraded or status subject to revocation. The Company had no reinsurance of variable annuity contracts/certificates with an affiliate captive reinsurer. There were no reinsurance agreements with affiliated captive reinsurers.

(10)	Federal Home Loan Bank Funding Agreement

The Company is a member of the Federal Home Loan Bank (FHLB) of Topeka, KS. Through its membership, the Company has issued debt to the FHLB Topeka in exchange for cash advances in the amount of $286,500 and $293,500 in funding agreements. The Company evaluates the agreements issued to the FHLB on an individual basis and accounts for them according to the substance of the individual arrangement. Funding agreements, including those used in an investment spread capacity, are accounted for in accordance with SSAP No. 52, Deposit-Type Contracts. Any funds obtained from the FHLB Topeka for use in general operations are accounted for consistently with SSAP No. 15, Debt and Holding Company Obligations, as borrowed money. The pledged securities are held in the Company’s name in a custodial account at United Missouri Bank, N.A. to secure current and future borrowings. To participate in this available credit, the Company has acquired 269 shares of FHLB common stock with a total carrying value of approximately $26,887 and $27,270 as of December 31, 2023, and 2022, respectively.

(a)	FHLB Capital Stock

Aggregate totals as of December 31, 2023, and 2022:

	2023	2022
Membership Stock-Class A	$600	$600
Activity stock	25,600	26,050
Excess stock	687	620

Aggregate total	$26,887	$27,270

Actual or estimated borrowing capacity as determined by the insurer	$696,791	$689,002

As of December 31, 2023, $100 of Class A membership stock is eligible for redemption within six months. The remaining Class A membership stock is not eligible for redemption.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(b)	Collateral Pledged to FHLB

The Company is required to maintain a collateral security deposit against these borrowings with the custodian bank. As of December 31, 2023, assets having a fair value and carrying value of $806,024 and $1,001,265 respectively, were in a segregated fund at the custodian bank. For the year ended December 31, 2023, the maximum amount pledged had a fair value and a carrying value of $880,043 and $1,036,419, respectively. Total aggregate borrowings at the time of maximum collateral were $590,000.

As of December 31, 2022, assets having a fair value and carrying value of $816,043 and $971,233, respectively, were in a segregated fund at the custodian bank. For the year ended December 31, 2022, the maximum amount pledged had a fair value and a carrying value of $816,043 and $971,233, respectively. Total aggregate borrowings at the time of maximum collateral were $590,000.

(c)	FHLB Borrowings

As of December 31, 2023, and 2022, the face amount and carrying value of borrowings accounted for as debt were $286,500 and $381,500, respectively. These borrowings have issue dates ranging from 2014 to 2021.

Interest accrues at a rate of 0.53% to 5.53%. The effective interest rate was 2.91%. FHLB has the option to convert the initial rate of interest to an adjustable rate of interest on one of these borrowings. If FHLB exercises its conversion option, the Company may prepay the advance in full or in part without fee on the initial rate reset date and any subsequent rate reset date.

Interest paid on advances during the years ended December 31, 2023, 2022, and 2021 was approximately $9,158, $9,443, and $10,681, respectively, and is included in investment expenses in net investment income in the accompanying Statutory Statements of Operations. As of December 31, 2023, and 2022, $713 and $802 in interest were due on these advances for each year, respectively.

The maximum amount of aggregate borrowings during the year was $600,000.

Scheduled maturities (excluding interest) of the above indebtedness as of December 31, 2023, were as follows:

2024	$62,500
2025	60,000
2026	65,000
2027	66,500
2028	32,500

$286,500

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(11)	Income Taxes

The Company determined its income taxes pursuant to SSAP No. 101, Income Taxes, for the year ended December 31, 2023 and 2022.

The Company’s net deferred tax assets and deferred tax liabilities as of December 31 and the change from the prior year are comprised of the following components:

	2023			2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$131,990	$1,415	$133,405	$123,483	$264	$123,747	$8,507	$1,151	$9,658
Statutory valuation allowance adjustments	—	—	—	—	—	—	—	—	—

Adjusted gross deferred tax assets	131,990	1,415	133,405	123,483	264	123,747	8,507	1,151	9,658
Deferred tax asset nonadmitted	53,979	—	53,979	43,812	—	43,812	10,167	—	10,167

Sub-total net admitted deferred tax assets	78,011	1,415	79,426	79,671	264	79,935	(1,660)	1,151	(509)
Deferred tax liabilities	25,872	7,129	33,001	25,719	11,228	36,947	153	(4,099)	(3,946)

Net admitted deferred tax assets (liabilities)	$52,139	$(5,714)	$46,425	$53,952	$(10,964)	$42,988	$(1,813)	$5,250	$3,437

Management has reviewed whether a valuation allowance is needed on its total gross deferred tax assets reported above based on factors such as past history and trends, projected taxable income, and expiration of carryforwards. Management believes that in 2023 and 2022 it is more likely than not that the results of operations will generate sufficient taxable income to realize its gross deferred tax assets on ordinary items. Additionally, in 2023 and 2022, management believes that there are sufficient capital gains available in its capital assets portfolio and that holding its fixed debt securities in a loss position to maturity or recovery substantiates the Company’s ability to realize its gross deferred tax assets on capital items. Therefore, no statutory valuation allowance adjustments are needed in 2023 or 2022.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

The Company’s admission calculation components are as follows:

	2023			2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—

Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation. (The lesser of (b)1 and (b)2 below):

1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	45,266	1,159	46,425	42,988	—	42,988	2,278	1,159	3,437
2. Adjusted gross deferred tax assets allowed per limitation threshold	—	—	96,580	—	—	87,786	—	—	8,794
Lesser of b(1) or b(2)	45,266	1,159	46,425	42,988	—	42,988	2,278	1,159	3,437
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	32,745	256	33,001	36,683	264	36,947	(3,938)	(8)	(3,946)

Deferred tax assets admitted Total ((a) + (b) + (c ))	$78,011	$1,415	$79,426	$79,671	$264	$79,935	$(1,660)	$1,151	$(509)

	2023	2022
Ratio percentage used to determine recovery period and threshold limitation amount	776%	621%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (b) 2 above	$643,870	$585,237

As of December 31, the change in the net deferred income taxes is comprised of the following (this analysis is exclusive of the nonadmitted deferred tax assets as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statutory Statements of Changes in Capital and Surplus):

	2023	2022	Change
Gross deferred tax assets	$133,405	$123,747	$9,658
Gross deferred tax liabilities	33,001	36,947	(3,946)

Net deferred tax assets/deferred tax liabilities	100,404	86,800	13,604
Tax effect of unrealized (gains)	(6,146)	(10,276)	4,130

Net deferred income taxes	$106,550	$97,076	$9,474

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

The impact of the Company’s tax planning strategies as of December 31 is as follows:

	2023		2022		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross deferred tax assets	$131,990	$1,415	$123,483	$264	$8,507	$1,151
Percentage of adjusted gross deferred tax assets attributabe to the impact of tax planning strategies	—%	1.1%	—%	0.2%	—%	0.9%
Net admitted adjusted gross deferred tax assets	$78,011	$1,415	$79,671	$264	$(1,660)	$1,151
Percentage of net admitted adjusted gross deferred tax asset attributable to the impact of tax planning strategies	—%	1.8%	—%	0.3%	—%	1.5%

None of the Company’s tax-planning strategies include the use of reinsurance.

There are no temporary differences for which deferred tax liabilities are not recognized.

As of December 31, current income taxes incurred consist of the following major components:

	2023	2022	Change
Current federal income tax – operations	$48,110	$34,892	$13,218
Foreign income tax	—	—	—

Subtotal	48,110	34,892	13,218
Current federal income tax on capital gains taxes incurred	263	(26)	289

Federal and foreign income taxes incurred	$48,373	$34,866	$13,507

	2022	2021	Change
Current federal income tax – operations	$34,892	$38,090	$(3,198)
Foreign income tax	—	—	—

Subtotal	34,892	38,090	(3,198)
Current federal income tax on capital gains taxes incurred	(26)	6,564	(6,590)

Federal and foreign income taxes incurred	$34,866	$44,654	$(9,788)

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

As of December 31, deferred income tax assets and liabilities consist of the following major components:

	2023	2022	Change
Deferred tax assets:
Ordinary:
Discounting of unpaid losses	$16,431	$15,935	$496
Policyholder reserves	22,451	20,683	1,768
Investments	—	116	(116)
Deferred acquisition costs	60,238	55,380	4,858
Fixed assets	4,135	4,242	(107)
Compensation and benefits accrual	13,554	11,905	1,649
Pension accrual	4	2,104	(2,100)
Receivables – nonadmitted	11,389	11,082	307
Other	3,788	2,036	1,752

Subtotal	131,990	123,483	8,507
Nonadmitted	53,979	43,812	10,167

Admitted ordinary deferred tax assets	78,011	79,671	(1,660)

Capital:
Investments	255	264	(9)
Real Estate	1,160	—	1,160

Admitted capital deferred tax assets	1,415	264	1,151

Admitted deferred tax assets	79,426	79,935	(509)

Deferred tax liabilities:
Ordinary:
Investments	133	—	133
Deferred and uncollected premium	20,421	20,617	(196)
Other	5,318	5,102	216

Subtotal	25,872	25,719	153

Capital:
Investments	7,129	11,146	(4,017)
Real estate	—	82	(82)

Subtotal	7,129	11,228	(4,099)

Deferred tax liabilities	33,001	36,947	(3,946)

Net deferred tax assets	$46,425	$42,988	$3,437

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

The following items are included in other ordinary deferred tax liabilities:

	2023	2022	Change
Change in reserve method	$3,356	$5,048	$(1,692)
Scottish Re liquidation receivable allowances	1,962	—	1,962
Other (items < 5% of total ordinary tax liabilities)	—	54	(54)

Total	$5,318	$5,102	$216

The Company’s income tax incurred and change in deferred tax differ from the amount obtained by applying the federal statutory rate of 21% to income before income taxes and net realized capital gains (losses) as follows:

		Effective		Effective		Effective
		2023 tax		2022 tax		2021 tax
	2023	rate	2022	rate	2021	rate
Income before taxes and realized captial gains	$241,133	—%	$202,032	—%	$190,224	—%
Income tax expense at 21% statutory rate	50,638	21.00%	42,427	21.00%	39,947	21.00%
Increase (decrease) in tax resulting from:
Dividends received deduction	(1,081)	-0.4%	(987)	-0.5%	(1,191)	-0.6%
Nondeductible expenses for meals and other items	(68)	0.0%	(887)	-0.4%	(433)	-0.2%
Management fees	(2,667)	-1.1%	(3,465)	-1.6%	(945)	-0.5%
Tax credits	(1,717)	-0.7%	(1,753)	-0.9%	(1,898)	-1.0%
Tax-exempt income	(2,089)	-0.9%	(2,361)	-1.2%	(2,415)	-1.3%
Tax adjustment for IMR	(2,117)	-0.9%	(2,367)	-1.2%	(2,620)	-1.4%
Deferred tax benefit on nonadmitted assets	(307)	-0.1%	(2,116)	-1.0%	(2,128)	-1.1%
Timing differences on realized gains and losses	(1,037)	-0.4%	480	0.2%	(396)	-0.2%
Prior year return to provision and amended return adjustments	(919)	-0.4%	(1,333)	-0.7%	(1,302)	-0.7%

Total income tax expected	$38,636	16.1%	$27,638	13.7%	$26,619	14.0%

Current income taxes incurred (excludes tax on net realized gains and losses)	$48,110	20.0%	$34,892	17.3%	$38,090	20.0%
Net change in deferred income taxes (excludes tax on unrealized gains and losses)	(9,474)	-3.9%	(7,254)	-3.6%	(11,471)	-6.0%

Total income tax reported	$38,636	16.1%	$27,638	13.7%	$26,619	14.0%

As of December 31, 2023, there are no operations loss deductions, capital loss, or tax credit carryforwards available for tax purposes. For purposes of the Corporate Alternative Minimum Tax (“CAMT”), the Company is a nonapplicable reporting entity.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

	Ordinary	Capital	Total
December 31, 2023	$—	$—	$—
December 31, 2022	$—	$63	$63
December 31, 2021	$—	$6,781	$6,781

Capital losses can be carried back three years to the extent that capital gains were generated in the carryback years. The amounts in this table represent the income tax incurred on capital gains in the current and prior years that will be available for recoupment in the event of future net capital losses.

As of December 31, 2023, there were no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company is included in a consolidated federal income tax return with the following entities:

American Fidelity Corporation	Home Rentals Inc.
American Public Life Insurance Company	Apple Creek Apartments, Inc.
American Fidelity Securities, Inc.	American Fidelity International Holdings, Inc.
Market Place Realty Corporation	AF Apartments, Inc.
American Fidelity General Agency, Inc.	American Fidelity Property Services, LLC
First Financial Securities of America, Inc.	American Fidelity Community Services, Inc.
American Fidelity Property Company	InvesTrust
AF Professional Employment Group, LLC	American Fidelity Administrative Services, LLC
Alcott HR Group, LLC

The method of tax allocation between the companies is subject to a written agreement approved by the Board of Directors. Allocation is based on separate return calculations at the group’s effective tax rate with current credit for net losses. Intercompany tax balances are settled annually.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

As of December 31, 2023, the Company did not owe or pay any Repatriation Transition Tax installments under the Tax Cuts and Jobs Act of 2017.

As of December 31, 2023, the Company has no AMT credit carryforward.

The Company files income tax returns in the US federal jurisdiction and various states. The Company is no longer subject to US federal income tax examinations for years prior to 2017 and state and local income tax examinations for years prior to 2016. The Company is not currently under examination by any taxing authority.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(12) Employee Benefit Plans

The Company participates in a pension plan (the Plan), sponsored by AFC, and is not directly liable for obligations under the Plan. The Plan covers all employees who have satisfied longevity and age requirements. The Company’s funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future. The Company contributed approximately $5,000, $14,800 and $29,568 to the Plan during the years ended December 31, 2023, 2022 and 2021, respectively. AFC also offers certain postretirement benefits other than the Plan.

The Company participates in a defined-contribution thrift and profit-sharing plan as provided under Section 401(a) of the Code, which includes the tax deferral feature for employee contributions provided by Section 401(k) of the Code. The Company contributed approximately $14,136, $12,437 and $11,047 to this plan during the years ended December 31, 2023, 2022 and 2021, respectively.

(13) Leases

The Company leases various properties to nonaffiliates under operating lease agreements, which expire or are cancelable within one year. The properties leased are included in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as investment real estate. Rental income on these properties is included in the Statutory Statements of Operations as net investment income.

Investment real estate held for lease is as follows as of December 31:

	2023	2022
Land and buildings, net of encumbrances	$46,156	$48,939
Less accumulated depreciation	(21,207)	(19,160)

Net investment in real estate held for lease	$24,949	$29,779

Rent expense for the years ended December 31, 2023, 2022 and 2021 was approximately $26,832, $25,182 and $25,143, respectively. A portion of rent expense relates to leases that expire or are cancelable within one year. The approximate aggregate minimum annual rental commitments as of December 31, 2023, under noncancelable long-term leases for office space are as follows:

2024	$7,932
2025	7,499
2026	7,228
2027	6,722
2028	6,684
2029 and thereafter	67,085

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

(14) Transactions with Affiliates

The following is a summary of the significant ownership and affiliated entity relationships that existed as of December 31, 2023:

William M. Cameron and Lynda L. Cameron	American Fidelity Community Services, Inc.
Cameron Associates, Inc.	American Fidelity General Agency, Inc.
American Fidelity Corporation	American Fidelity Property Company and its affiliates
American Public Life Insurance Company	American Fidelity Property Services, LLC
American Fidelity International (Bermuda) Ltd.	Apple Creek Apartments, Inc.
Cameron Ventures, LLC	Home Rentals, Inc. and its affiliates
American Fidelity Securities, Inc.	InvesTrust Wealth Management, LLC and its affiliates
First Financial Securities of America, Inc.	InvesTrust
9000 Broadway Owners Association, LLC	Market Place Realty Corporation
AF Apartments, Inc.	Oklahoma Winery Partners, LLC
AF Professional Employment Group, LLC	Vintage Oakville Cross, LLC and its affiliate
Alcott HR Group, LLC, and its affiliates	Cameron Capital Management, Inc. and its affiliates
American Fidelity Administrative Services, LLC	Cameron Family Legacy Fund, LP and its affilitates
Cameron Enterprises A Limited Partnership and its affiliates
American Fidelity International Holdings, Inc. and its affiliates

See ultimate parent and ownership disclosed in Note 1a. As of December 31, 2023 and 2022, the Company reported approximately $5,237 and $7,012, respectively, as a net amount payable to AFC.

The Company leases office space from an affiliate company, Cameron Family Legacy Fund, LP. The rent payments associated with this lease were approximately $12,540, $10,922 and $10,572 in 2023, 2022 and 2021, respectively.

Under a service agreement approved by the Oklahoma Insurance Department, AFC provides certain services on a cost basis with no mark-up. During the years ended December 31, 2023, 2022 and 2021, the Company paid management fees to AFC totaling approximately $10,029, $8,806 and $15,129, respectively. Additionally, the Company incurred and paid costs throughout 2020 for an internal systems development project. These amounts relate primarily to costs incurred by the parent related to software and are settled within the terms of the service agreement. In 2021, the Company discontinued the leasing agreement and accelerated the remaining payments due. Lease expense related to this agreement was $4,138 in 2021.

The Company leases automobiles, furniture, and equipment from CEALP that owns a controlling interest in AFC. These operating leases are cancelable upon one month’s notice. During the years ended December 31, 2023, 2022 and 2021, payments under these leases were approximately $11,831, $10,964 and $11,347, respectively.

Under a service agreement approved by the Oklahoma Insurance Department, the Company provides certain services to American Fidelity International (Bermuda) Ltd. (AFIBL). AFIBL paid management fees to the Company of approximately $3,078 for each of the years ended December 31, 2023, 2022 and 2021.

Under a service agreement approved by the Oklahoma Insurance Department, the Company provides certain services to APL. APL paid management fees to the Company of approximately $2,200, $1,750, and $1,750 for each of the years ended December 31, 2023, 2022, and 2021.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

During the years ended December 31, 2023, 2022 and 2021, the Company paid investment advisory fees to a subsidiary of the partnership that owns a controlling interest in AFC totaling approximately $26,781, $23,435 and $18,758, respectively.

(15)	Commitments and Contingencies

(a)	Commitments

As of December 31, 2023, and 2022, the Company had future commitments of $36,894 and $29,493, respectively, on its investments in limited partnerships, $6,700 and $4,550, respectively, in commercial mortgage loans, and $4,146 and $4,039, respectively in bank loans. These limited partnerships are part of the Company’s private equity program. Underlying partnership assets are primarily unaffiliated common or preferred stocks. The funding commitments relate to future equity stakes taken in a portfolio of private companies.

(b)	Guaranty Association Assessments

The Company is subject to state guaranty association assessments in all states in which it is licensed to do business. These associations generally guarantee certain levels of benefits payable to resident policyholders of insolvent insurance companies. Many states allow premium tax credits for all or a portion of such assessments, thereby allowing potential recovery of these payments over a period of years. However, several states do not allow such credits. The Company estimates its liabilities for guaranty association assessments by using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company monitors and revises its estimates for assessments as additional information becomes available, which could result in changes to the estimated liabilities. As of December 31, 2023 and 2022, liabilities for guaranty association assessments totaled approximately $1,899 and $1,555, respectively. Other operating expenses related to state guaranty association assessments were minimal for the years ended December 31, 2023, 2022 and 2021.

(c)	Litigation

In the normal course of business, there are various legal actions and proceedings pending against the Company and its subsidiaries. In management’s opinion, the ultimate liability, if any, resulting from these legal actions will not have a material adverse effect on the Company’s financial position.

(16)	Health Savings Accounts

The Company acts as a custodian and administrator for health savings accounts (HSA). As of December 31, 2023 and 2022, the company reported $227,240 and $228,279, respectively, of cash held as a custodian for HSA accounts in Cash and short-term investments respectively. The company maintains an offsetting liability of $227,240 and 228,279, respectively, in other liabilities on the Statutory Statement of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2023 and 2022.

(17)	Acquired Business – Mid-Continent Life Insurance Company

Effective December 31, 2000, the Company entered into an assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, in his capacity as receiver of Mid-Continent Life Insurance Company (MCL) of Oklahoma City, Oklahoma. Under this agreement, the Company assumed MCL’s policies in force, with the exception of a small block of annuity policies that was assumed effective January 1, 2001. In a concurrent reinsurance agreement, the Company ceded 100% of the MCL policies assumed to Hannover Life Reassurance Company of America. In 2002, this agreement was then transferred to Hannover Life Reassurance Company of Ireland (HLR). The agreement with HLR is a funds withheld arrangement, with the Company ceding net policy assets and liabilities of approximately $552,097 and $578,454 to HLR and maintaining a funds withheld liability as of December 31, 2023 and 2022, respectively.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

Under the terms of the agreement with the receiver, the Company guaranteed the amount of premiums charged under the assumed “Extra-Life” contracts would not increase during the 17-year period beginning December 31, 2000 and would only increase thereafter if certain conditions were met. Since 2018, the Company has demonstrated to the Oklahoma Department of Insurance that those certain conditions had been met and the company has implemented rate increases every year since then. The Company also guaranteed that the current dividend scale on the assumed “Extra-Life” contracts would not be reduced or eliminated during the five-year period beginning December 31, 2000. Beginning January 1, 2006, the dividends on the assumed “Extra Life” contract were no longer guaranteed pursuant to the assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma.

As required by the terms of the assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, the Company and HLR agreed that a Supplemental Policyholder Reserve (SPR) would be established. The initial SPR is equal to the net of the assets and liabilities received from MCL under the assumption agreement, less amounts ceded to other reinsurance carriers. The SPR is 100% ceded to HLR.

The purpose of the SPR is to provide additional protection to the MCL policyholders against premium increases and to ensure that profits are recognized over the lives of the underlying policies, rather than being recognized up front. The method for calculation of the initial SPR was specified precisely in the agreement with the receiver. The method for calculating the SPR for periods beyond the purchase date was developed by the Company, as this reserve is not otherwise required statutorily or under existing actuarial valuation guidance. The SPR is divided into two parts: (a) an additional reserve for future benefits, which is an estimate of the amount needed, in addition to the policy reserves and liability for future dividends, to fund benefits assuming there are no future premium rate increases, and (b) an additional reserve for future estimated profit, which represents the profit the Company expects to earn on this business over the lives of the underlying policies. The SPR is reprojected each year to recognize current and future profits as a level percentage of future projected required capital amounts each year, resulting in a level return on investment. Any remaining SPR will not automatically be released after the premium guarantee period of 17 years because the SPR is to be held until there is an actuarial certainty that premium rate increases will not be needed. The calculation of the SPR is subject to significant volatility, as it is highly dependent upon assumptions regarding mortality, lapse experience, and investment return. Small shifts in any of these underlying assumptions could have a dramatic impact on the value of the SPR. The SPR was approximately $234,433 and $256,018 for 2023 and 2022, respectively.

Under the terms of the agreement with HLR, HLR has agreed to share future profits on a 50/50 basis with the Company through an experience refund account. The experience refund account is calculated as premium income plus investment income less reserve increases (including the SPR), benefits paid, and administrative expense allowances paid to the Company and is settled on a quarterly basis. Losses are not shared on a 50/50 basis, except to the extent that a net loss in the experience account at the end of a quarter carries forward to future quarters. There was no experience refund earned by the Company in 2023 and 2022. Due to the nature of a funds withheld reinsurance arrangement, the components of the experience refund calculation are reported as separate components in the accompanying statement of operations. Premium income, reserve increases, and benefits paid related to this block are reported as reductions of premium income, changes in reserves, and benefits for reinsurance ceded, as required by the terms of the agreement. Investment income on the funds withheld is included in the Company’s investment income, and administrative expense allowances paid to the Company are reported as a reduction of the Company’s expense. The impact of ceding investment income on funds withheld is reported as a reduction of net investment income in the accompanying statement of operations.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

As indicated in Note 9, one of the Company’s reinsurers, Scottish Re, was declared insolvent and ordered liquidated by the Court. Reinsurance coverage was cancelled as of September 30, 2023. As a result of the cancellation of the treaty, the reinsurance recoverable on paid losses of approximately $1,865 and the reserve credit of approximately $1,983 related to Scottish Re for the MCL block of business were transferred to Hannover in accordance with the assumption agreement between the Company and Hannover. In addition, the Company recorded a liquidation receivable of approximately $11,504, net of impairment of $11,504, which was also transferred to Hannover in accordance with that same assumption agreement.

(18) Life Contracts – Premiums

Deferred and uncollected life insurance premiums and annuity considerations as of December 31:

	2023		2022
	Gross	Net of loading	Gross	Net of loading
Ordinary new business	$43,299	$4,416	$36,901	$3,846
Ordinary renewal	72,600	51,036	66,459	47,902
Group Life	150	150	262	262

Total	$116,049	$55,602	$103,622	$52,010

(19)	Managing General Agents and Third-Party Administrators

There are no Managing General Agents or Third-Party Administrators arrangements with direct written premium greater than 5% of surplus as of December 31, 2023, 2022 and 2021, respectively. Total aggregate direct written premium was approximately $26,165, $38,210 and $39,016 as of December 31, 2023, 2022 and 2021, respectively.

(20)	Guaranty Assessments

As of December 31, 2023, the Company did not receive notice of any assessments that would have a material financial impact.

The amount of recognized liabilities under SSAP No. 35R Accounting for Guaranty Funds and Other Assessments is approximately $1,899 and the related asset for premium tax credits is approximately $397 The Company expects that the assessments would be billed and paid over the next year and the majority of the premium tax offsets would be realized over the next five years after that.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2023 and 2022

(Dollar amounts in thousands)

Assets recognized from paid and accrued premium tax offsets and policy surcharges prior year-end	$1,084
Decreases current year:
Premium tax offset applied	251
Payments on insolvencies which were set up as payables prior to the current year	56
Reduction in the estimated assessment liability based on the new projections at the end of the current year	13
Increases current year:
Assessment payments less refunds on insolvencies billed during the current year	220
Adjusted the liability to remove payments on insolvencies which are no longer part of the projected liability	279
Assets recognized from paid and accrued premium tax offsets and policy surcharges current year-end	$1,263

(21)	Subsequent Events

There were no material events that occurred subsequent to December 31, 2023. The Company has evaluated events subsequent through April 12, 2024, the date the statutory audited financial statements were issued.

AMERICAN FIDELITY ASSURANCE COMPANY

Schedule I - Summary of Investments-Other than Investments in Related Parties

December 31, 2023

(Dollar amounts in thousands)

Type of investment	Cost	Fair Value	Amount at which shown in the balance sheet
Bonds:
United States government and government agencies and authorities	$513	$466	$513
Special revenue	370,442	317,991	370,442
States, municipalities and political subdivisions	740,641	608,039	740,641
All other corporate and mortgage-backed bonds[1]	3,722,448	3,289,893	3,722,448

Total bonds:	4,834,044	4,216,389	4,834,044
Equity securities:
Preferred stock	$5,223	$5,742	$5,242
Common stock - unaffiliated	22,109	28,872	28,872

Total equity securities:	27,332	34,614	34,114
Mortgage loans on real estate	766,364	714,308	766,364
Real estate	27,190	27,119	27,190
Cash and short-term investments	277,571	277,571	277,571
Contract loans	50,836	50,836	50,836
Other long-term investments	168,423	188,101	187,000
Receivable for securities	3,990	3,990	3,990

Total investments	$6,155,750	$5,512,928	$6,181,109

¹	The amount shown on the balance sheet for NAIC 6 bonds are presented at fair value as fair value is lower than cost. See accompanying independent auditor’s report.

AMERICAN FIDELITY ASSURANCE COMPANY

Schedule III- Supplementary Insurance Information

December 31, 2023

(Dollar amounts in thousands)

	As of December 31,				For the years ended December 31,
Segment	Deferred policy acquisition cost (1)	Future policy benefits losses, claims and loss expenses (3)	Unearned premiums (3)	Other policy claims and benefits payable (3)	Premium revenue and annuity, pension and other contract considerations	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs (1)	Other operating expense	Premiums written (2)
2023
Life	$—	$681,386	$—	$21,739	$207,940	$55,063	$48,358	$—	$61,931	—
Annuity	—	2,267,630	—	162	237,502	100,702	211,272	—	68,336	—
Supplementary Contract	—	19,614	—	17,507	235	696	2,134	—	12	—
Accident and Health	—	911,486	5,491	149,633	1,044,994	39,785	480,031	—	446,425	—

Total	$—	$3,880,116	$5,491	$189,041	$1,490,671	$196,246	$741,795	$—	$576,704	—

2022
Life	$—	$618,800	$—	$19,392	$184,668	$52,788	$49,627	$—	$58,864	—
Annuity	—	2,204,769	—	122	236,327	84,123	176,094	—	68,961	—
Supplementary Contract	—	20,270	—	18,765	685	584	1,846	—	(29)	—
Accident and Health	—	893,341	5,459	153,058	1,027,016	38,518	495,236	—	421,384	—

Total	$—	$3,737,180	$5,459	$191,337	$1,448,696	$176,013	$722,803	$—	$549,180	—

2021
Life	$—	$574,609	$—	$17,578	$165,920	$51,303	$54,330	$—	$73,284	—
Annuity	—	2,119,898	—	98	240,939	85,553	371	—	49,105	—
Supplementary Contract	—	20,764	—	20,488	703	1,006	1,862	—	79	—
Accident and Health	—	861,716	5,291	137,538	895,003	41,782	399,067	—	386,873	—

Total	$—	$3,576,987	$5,291	$175,702	$1,302,565	$179,644	$455,630	$—	$509,341	—

(1)	Does not apply to financial statements of life insurance companies which are prepared on a statutory basis.
(2)	Does not apply to life insurance.
(3)	Advance premiums and other deposit funds are included in other policy claims and benefits payable.

See accompanying independent auditor’s report.

AMERICAN FIDELITY ASSURANCE COMPANY

Schedule IV- Reinsurance

December 31, 2023

(Dollar amounts in thousands)

	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Year ended December 31, 2023:
Life insurance in force	$38,474,535	$6,592	$—	$38,467,943	N/A
Premiums:
Life insurance	$495,652	$50,210	$—	$445,442	N/A
Accident and health insurance	1,072,489	57,399	29,904	1,044,994	2.86%

Total premiums	$1,568,141	$107,609	$29,904	$1,490,436	2.01%

Year ended December 31, 2022:
Life insurance in force	$36,030,270	$7,117	$—	$28,913	N/A
Premiums:
Life insurance	$468,554	$47,559	$—	$420,995	N/A
Accident and health insurance	1,037,223	72,976	62,769	1,027,016	6.11%

Total premiums	$1,505,777	$120,535	$62,769	$1,448,011	4.33%

Year ended December 31, 2021:
Life insurance in force	$34,075,854	$7,440,245	$—	$26,635,609	N/A
Premiums:
Life insurance	$452,227	$46,367	$—	$405,860	N/A
Accident and health insurance	999,411	152,469	48,061	895,003	5.37%

Total premiums	$1,451,638	$198,836	$48,061	$1,300,863	3.69%

See accompanying independent auditor’s report.

PART C

OTHER INFORMATION

ITEM 27	EXHIBITS

Exhibit Number

a.1	-	Resolution adopted by the Board of Directors of American Fidelity Assurance Company on May 7, 1968, authorizing establishment of the Registrant. Incorporated by reference to Exhibit 1.1 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998.

a.2	-	Resolution adopted by the Board of Directors of American Fidelity Assurance Company on April 6, 1998, authorizing reorganization of the Registrant as a unit investment trust. Incorporated by reference to Exhibit 1.2 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998.

a.3	-	Resolution adopted by the Board of Managers of the Registrant on March 19, 1998, authorizing reorganization of the Registrant as a unit investment trust. Incorporated by reference to Exhibit 1.3 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998.

c	-	Amended and Restated Principal Underwriter’s Agreement between the Registrant, American Fidelity Securities, Inc. and American Fidelity Assurance Company, effective as of June 10, 2006. Incorporated by reference to Exhibit 3 to Post-Effective Amendment No. 55 to Registrant’s registration statement on Form N-4 filed on April 30, 2007.

c.1	-	First Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated June 10, 2009. Incorporated by reference to Exhibit 3.1 to Registrant’s Registration Statement on Post-Effective Amendment No. 66 to Form N-4 filed on April 27, 2018.

c.2	-	Second Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated April 20, 2012. Incorporated by reference to Exhibit 3.1 to Post-Effective Amendment No. 60 to Registrant’s registration statement on Form N-4 filed on April 30, 2012.

c.3	-	Third Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated June 10, 2015. Incorporated by reference to Exhibit 3.3 to Registrant’s Registration Statement on Post-Effective Amendment No. 66 to Form N-4 filed on April 27, 2018.

c.4	-	Fourth Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated May 24, 2018. Incorporated by reference to Exhibit 3.4 to Post-Effective Amendment No. 69 to Registrant’s registration statement on Form N-4 filed on April 30, 2020.

c.5		Fifth Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated May 17, 2021. Incorporated by reference to Exhibit 3.5 to Post-Effective Amendment No. 72 to Registrant’s registration statement on Form N-4 filed on April 27, 2023.

d.1	-	Form of Variable Annuity Master Contract. Incorporated by reference to Exhibit 4.1 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998.

d.2	-	Form of Variable Annuity Contract Certificate. Incorporated by reference to Exhibit 4.2 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998.

e	-	Forms of Variable Annuity Application. Incorporated by reference to Exhibit 5 to Post- Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998.

f.1	-	Articles of Incorporation of American Fidelity Assurance Company, as amended. Incorporated by reference to Exhibit 6.1 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998.

f.2	-	Amended and Restated Bylaws of American Fidelity Assurance Company dated November 24, 1997. Incorporated by reference to Exhibit 8.2 to Post-Effective Amendment No. 42 to Registrant’s registration statement on Form N-4 filed on April 24, 1998.

h.1	-	Participation Agreement among Vanguard Variable Insurance Fund and The Vanguard Group, Inc. and Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005. Incorporated by reference to Exhibit 8.1 to Post-Effective Amendment No. 63 to Registrant’s registration statement on Form N-4 filed on April 30, 2015.

h.2	-	Amendment to Participation Agreement (22c-2 Agreement) dated July 12, 2006 to Participation Agreement dated March 30, 2005 by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company. Incorporated by reference to Exhibit 8.2 to Post-Effective Amendment No. 63 to Registrant’s registration statement on Form N-4 filed on April 30, 2015.

h.3	-	Second Amendment to Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated April 13, 2010. Assurance Company. Incorporated by reference to Exhibit 8.3 to Post-Effective Amendment No. 63 to Registrant’s registration statement on Form N-4 filed on April 30, 2015.

h.4	-	Amendments dated January 2, 2014 to Schedules A and B of Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005, as amended. Incorporated by reference to Exhibit 8.4 to Post-Effective Amendment No. 63 to Registrant’s registration statement on Form N-4 filed on April 30, 2015.

h.5		Amendments dated July 30, 2014 to Schedule B of Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005, as amended. Incorporated by reference to Exhibit 8.5 to Post-Effective Amendment No. 72 to Registrant’s registration statement on Form N-4 filed on April 27, 2023.

h.6		Amended and Restated Investment Consultant Agreement effective October 30, 2017 between American Fidelity Assurance Company and InvesTrust Consulting, L.L.C. Incorporated by reference to Exhibit 8.5 to Registrant’s Registration Statement on Post-Effective Amendment No. 66 to Form N-4 filed on April 27, 2018.

h.7		First Amendment to Amended and Restated Investment Consultant Agreement between American Fidelity Assurance Company and InvesTrust Consulting, LLC effective October 1, 2020. Incorporated by reference to Exhibit 8.7 to Post-Effective Amendment No. 72 to Registrant’s registration statement on Form N-4 filed on April 27, 2023.

h.8*		Second Amendment to Amended and Restated Investment Consultant Agreement between American Fidelity Assurance Company and InvesTrust Consulting, LLC effective October 1, 2023.

k*	-	Opinion and Consent of Counsel (McAfee & Taft A Professional Corporation).

l*	-	Consent of Independent Auditor and Independent Registered Public Accounting Firm (Deloitte & Touche LLP).

x	-	Power of Attorney. Incorporated by reference to Exhibit X to Registrant’s Registration Statement on Post-Effective Amendment No. 70 to Form N-4 filed on April 28, 2021.

y*		Relationship chart.

*	Filed herewith.

ITEM 28	DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following are the executive officers and directors of American Fidelity Assurance Company (“AFA”):

Name and Business Address	Positions and Offices with AFA
Gregory S. Allen 1515 London Road Charlottesville, Virginia 22901	Director

John M. Bendheim, Jr. 361 Canon Drive Beverly Hills, California 90210	Director

Ronald J. Byrne 9000 Cameron Parkway Oklahoma City, OK 73114	Senior Vice President

Lynda L. Cameron 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Director

William M. Cameron 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Board Chair, Chief Executive Officer, Director

John K. Cassil 9000 Cameron Parkway Oklahoma City, OK 73114	Senior Vice President, Chief Financial Officer, Treasurer

William E. Durrett 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Senior Chairman of the Board, Director

Theodore M. Elam 8th Floor, Two Leadership Square 211 North Robinson Oklahoma City, Oklahoma 73102	Director

Lynn C. Fritz 3909 Frei Road Sebastopol, CA 95472	Director

Caroline L. Ikard 9000 Cameron Parkway Oklahoma City, OK 73114	Director

Christopher T. Kenney 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Senior Vice President, General Counsel, Secretary

Paula Marshall 2727 East 11th Street Tulsa, Oklahoma 74104	Director

Tom J. McDaniel 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Director

Jeanette Rice 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	President, Chief Operations Officer

Henry Sohn 45B Portage Avenue Palo Alto, CA 94306	Director

ITEM 29	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

A relationship chart is included as Exhibit y. The subsidiaries of American Fidelity Assurance Company reflected in the chart are included in the consolidated financial statements of American Fidelity Assurance Company in accordance with generally accepted accounting principles.

ITEM 30	INDEMNIFICATION

The Bylaws of American Fidelity Assurance Company (Article XI) provide, in part, that:

(a) American Fidelity Assurance Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of American Fidelity Assurance Company) by reason of the fact that he is or was a director, officer, employee, or agent of American Fidelity Assurance Company, or is or was serving at the request of or with the consent of American Fidelity Assurance Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), amounts paid in settlement (whether with or without court approval), judgments, fines actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was not unlawful.

(b) American Fidelity Assurance Company shall indemnify every person who is or was a party or is or was threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of American Fidelity Assurance Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of American Fidelity Assurance Company, or is or was serving at the request of American Fidelity Assurance Company as a director, officer, employee, or agent or in any other capacity of or in another corporation, or a partnership, joint venture, trust, or other enterprise, or by reason of any action alleged to have been taken or not taken by him while acting in such capacity, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such threatened, pending, or completed action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company. The termination of any such threatened or actual action or suit by a settlement or by an adverse judgment or order shall not of itself create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company. Nevertheless, there shall be no indemnification with respect to expenses incurred in connection with any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to American Fidelity Assurance Company, unless, and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

(c) To the extent that a director, officer, employee, or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Subsections (a) and (b) hereof, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with such defense.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31	PRINCIPAL UNDERWRITERS

(a) American Fidelity Securities, Inc. is the principal underwriter for the Registrant, American Fidelity Separate Account B and American Fidelity Separate Account C.

(b) The following persons are the officers and directors of American Fidelity Securities. The principal business address for each of the following officers and directors is 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.

Name and Principal Business Address	Positions and Offices with Underwriter
Timothy H. Bolden	Director, Vice-President AML; Investment Company and Variable Contract Products Principal

Taryn Colon	Assistant Vice President, Principal Financial Officer and Treasurer; Financial and Operations Principal

Sal Cristofaro	Vice President, Principal Operations Officer; Investment Company and Variable Contract Products Principal; Introducing Broker-Dealer Financial and Operations Principal

A. Faith Grant	Director; Investment Company and Variable Contract Products Principal

Christopher T. Kenney	Director, Board Chair, Chief Executive Officer and President; Investment Company and Variable Contract Products Principal

Linda Overfield	Assistant Vice President AML, Privacy and Licensing; Investment Company and Variable Contract Products Principal

Jennifer Wheeler	Vice President, Chief Compliance Officer and Secretary; Investment Company and Variable Contract Products Principal

Shirley K. Williams	Assistant Vice President; Financial and Operations Principal

(c) The net underwriting discounts and commissions received by American Fidelity Securities, Inc. from the Registrant in 2023 were $36,311, representing the 3% sales fee deducted from purchase payments to the Registrant. It received no other commission or compensation from or on behalf of the Registrant during the year.

ITEM 32	LOCATION OF ACCOUNTS AND RECORDS

This information is included in the Registrant’s most recent report on Form N-CEN.

ITEM 33	MANAGEMENT SERVICES

Not applicable.

ITEM 34	FEE REPRESENTATION

American Fidelity Assurance Company hereby represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Fidelity Assurance Company.

OTHER REPRESENTATIONS

American Fidelity Assurance Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that American Fidelity Assurance Company has:

1. Included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2. Included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3. Instructed sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4. Obtained from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant’s understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer’s Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) of the Securities Act and has caused this Registration Statement to be signed on its behalf, in the City of Oklahoma City and State of Oklahoma on April 26, 2024.

AMERICAN FIDELITY SEPARATE ACCOUNT A (Registrant)
By:	American Fidelity Assurance Company (Depositor)

By:	/s/ Ronald J. Byrne
Ronald J. Byrne, Senior Vice President

AMERICAN FIDELITY ASSURANCE COMPANY (Depositor)

By:	/s/ Ronald J. Byrne
Ronald J. Byrne, Senior Vice President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth as of April 26, 2024.

Signature

/s/ Gregory S. Allen*	/s/ Lynn Fritz*
Gregory S. Allen, Director	Lynn Fritz, Director

/s/ John M. Bendheim*	/s/ Caroline Ikard*
John M. Bendheim, Director	Caroline Ikard, Director

/s/ Ronald J. Byrne*	/s/ Paula Marshall*
Ronald J. Byrne, Senior Vice President	Paula Marshall, Director

/s/ Lynda L. Cameron*	/s/ Tom J. McDaniel*
Lynda L. Cameron, Director	Tom J. McDaniel, Director

/s/ William M. Cameron*	/s/ Jeanette Rice*
William M. Cameron, Chairman of the Board and Chief Executive Officer	Jeanette Rice, President and Chief Operations Officer (Principal Executive Officer)

/s/ John Cassil*	/s/ Henry Sohn*
John Cassil, Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)	Henry Sohn, Director

/s/ William E. Durrett*
William E. Durrett, Senior Chairman of the Board and Director

/s/ Theodore M. Elam*
Theodore M. Elam, Director

*By:	/s/ Chris Kenney
Chris Kenney, Attorney in fact, pursuant to the Power of Attorney filed herewith.